    As filed with the Securities and Exchange Commission on April  7, 2004

                                ---------------

                                                 File No. 33-70742
                                                 File No. 811-8090
---------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                             ---------------------
                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ____
                        Post-Effective Amendment No. 15    X
                                                         -----
                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ____
                                Amendment No. 17    X
                                                  -----

                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                           Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (260)455-2000
                            Elizabeth Frederick, Esq.
                  The Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                       Copies of all communications to
                           Jeffrey S. Puretz, Esq.
                               Dechert, LLP
                           1775 Eye Street, N.W.
                          Washington, D.C. 20006

                         Fiscal year-end:  December 31

       It is proposed that this filing will become effective:
           immediately upon filing pursuant to paragraph (b)
       ---
        X  on May 1, 2004 pursuant to paragraph (b)
       ---
           60 days after filing pursuant to paragraph (a)(1)
       ---
           on ___________________ pursuant to paragraph (a)(1)
       ---
           75 days after filing pursuant to paragraph (a)(2)
       ---
           on ___________________ pursuant to paragraph (a)(2) of Rule 485.
       ---

------------------------------------------------------------------------------

       If appropriate, check the following box:
       [ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                         AGGRESSIVE GROWTH FUND
                         BOND FUND
                         CAPITAL APPRECIATION FUND
                         EQUITY-INCOME FUND
                         GLOBAL ASSET ALLOCATION FUND
                         GROWTH AND INCOME FUND
                         INTERNATIONAL FUND
                         MANAGED FUND
                         MONEY MARKET FUND
                         SOCIAL AWARENESS FUND
                         SPECIAL OPPORTUNITIES FUND


                    STANDARD CLASS

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802


                    PROSPECTUS May 1, 2004


Each fund is one of the Lincoln National Funds (funds) that sells its shares only to The Lincoln National Life Insurance Co. and its affiliates (Lincoln
Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

FUND OVERVIEW--

AGGRESSIVE GROWTH FUND


WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index and the S&P MidCap 400 Index was $695 to $16,998 million and $336 to $11,799 million as of December 31, 2003 respectively.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

          - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

          -  capable management;

          -  attractive business niches; and

          -  a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 94% in 2003 and 77% in 2002.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR          ANNUAL TOTAL RETURN(%)
1995                   34.15%
1996                   17.02%
1997                   23.09%
1998                   -6.20%
1999                   42.43%
2000                   -2.69%
2001                  -33.29%
2002                  -30.22%
2003                   32.62%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AVERAGE ANNUAL TOTAL RETURN


                                               FOR PERIODS ENDED 12/31/03
                                      1 YEAR       5 YEARS    10 YEARS     LIFETIME*
AGGRESSIVE GROWTH                      32.62%       -3.07%       N/A         3.46%
RUSSELL MIDCAP GROWTH INDEX**          42.71%        2.01%       N/A         9.40%



     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


   SHAREHOLDER FEES (fees paid by the investor directly)

        Sales Charge (Load) Imposed on Purchases                                                N/A

        Deferred Sales Charge (Load)                                                            N/A

        Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A

        Redemption Fee                                                                          N/A

        Exchange Fee                                                                            N/A

        Account Maintenance Fee                                                                 N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

        Management Fee                                                                         0.74%

        Distribution and/or Service (12b-1) fees                                               None

        Other Expenses                                                                         0.16%

        Annual Fund Operating Expenses                                                         0.90%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


               1 YEAR       3 YEARS        5 YEARS       10 YEARS
               $   92       $   287        $   498       $  1,108

FUND OVERVIEW--

BOND FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

          -  high-quality investment-grade corporate bonds;

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

          -  mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Government/Credit Index is used as the benchmark.


Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

          -  U.S. corporate bonds rated lower than medium-grade (junk bonds);

          - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and


          - high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team -- Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as; 1) Benchmark Structure -- does the security fit within the selected benchmark or the fund's guidelines, 2) Yield -- does the security meet minimum relative yield requirements of the portfolio versus the benchmark, 3) Liquidity -- does the security meet minimum liquidity and issue size requirements and 4) Expected Returns -- will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.


The fund's portfolio turnover rate was 652% in 2003 and 612% in 2002. These turnover rates are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

HOW HAS THE FUND PERFORMED?


The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR          ANNUAL TOTAL RETURN(%)
1994                 -4.18%
1995                 18.95%
1996                  2.31%
1997                  9.31%
1998                  9.56%
1999                 -3.27%
2000                 10.89%
2001                  9.18%
2002                 10.13%
2003                  7.28%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

     The fund's lowest return for a quarter occurred in the first quarter of 1994 at: (3.37%).

AVERAGE ANNUAL TOTAL RETURN


                                                         FOR PERIODS ENDED 12/31/03
                                                     1 YEAR       5 YEARS       10 YEARS
BOND                                                  7.28%        6.71%          6.81%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX*              4.67%        6.66%          6.98%


     * The Lehman Brothers Government/Credit Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

        Sales Charge (Load) Imposed on Purchases                                                   N/A

        Deferred Sales Charge (Load)                                                               N/A

        Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                N/A

        Redemption Fee                                                                             N/A

        Exchange Fee                                                                               N/A

        Account Maintenance Fee                                                                    N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

        Management Fee                                                                            0.37%

        Distribution and/or Service (12b-1) fees                                                  None

        Other Expenses                                                                            0.07%

        Annual Fund Operating Expenses                                                            0.44%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



               1 YEAR       3 YEARS       5 YEARS      10 YEARS
               $   45       $   141       $   246      $    555

FUND OVERVIEW--

CAPITAL APPRECIATION FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?


The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.


The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.


The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2003, the companies included in this index had an average market capitalization of approximately $100 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.


The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.

The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies -- such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 21% in 2003 and 27% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR          ANNUAL TOTAL RETURN(%)
1995                  28.69%
1996                  18.02%
1997                  25.28%
1998                  37.95%
1999                  45.45%
2000                 -15.85%
2001                 -25.88%
2002                 -26.96%
2003                  32.45%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.

AVERAGE ANNUAL TOTAL RETURN


                                                    FOR PERIODS ENDED 12/31/03
                                          1 YEAR       5 YEARS       10 YEARS      LIFETIME*
CAPITAL APPRECIATION                      32.45%       - 2.58%         N/A           8.99%
RUSSELL 1000 GROWTH INDEX**               29.75%       - 5.11%         N/A           9.21%



     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.


   SHAREHOLDER FEES (fees paid by the investor directly)

        Sales Charge (Load) Imposed on Purchases                                                N/A

        Deferred Sales Charge (Load)                                                            N/A

        Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             N/A

        Redemption Fee                                                                          N/A

        Exchange Fee                                                                            N/A

        Account Maintenance Fee                                                                 N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

        Management Fee                                                                         0.73%

        Distribution and/or Service (12b-1) fees                                               None

        Other Expenses                                                                         0.09%

        Annual Fund Operating Expenses                                                         0.82%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


               1 YEAR       3 YEARS       5 YEARS        10 YEARS
               $   84       $   262       $   455        $  1,014

FUND OVERVIEW--

EQUITY-INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.


The fund's primary investment strategies include:


          - normally investing at least 80% of the fund's assets in equity securities;


          - normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;

          - potentially investing in other types of equity securities and debt securities, including lower-quality debt securities;

          -  investing in domestic and foreign issuers; and


          - using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.


The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.


The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of U.S. or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.


Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 134% in 2003 and 130% in 2002.

The fund may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

HOW HAS THE FUND PERFORMED?


The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR              ANNUAL TOTAL RETURN(%)
1995                      34.74%
1996                      19.81%
1997                      30.68%
1998                      12.73%
1999                       6.27%
2000                      10.62%
2001                      -7.34%
2002                     -15.67%
2003                      32.35%


     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.


     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.

AVERAGE ANNUAL TOTAL RETURN


                                                           FOR PERIODS ENDED 12/31/03
                                                    1 YEAR    5 YEARS    10 YEARS    LIFETIME*
EQUITY-INCOME                                       32.35%      3.98%       N/A        11.81%
RUSSELL 1000 VALUE INDEX**                          30.03%      3.56%       N/A        11.88%



     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

FEES AND EXPENSES


The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.74%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.08%

         Annual Fund Operating Expenses                                                                  0.82%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



               1 YEAR       3 YEARS       5 YEARS       10 YEARS
               $   84       $   262       $   455       $  1,014

FUND OVERVIEW--

GLOBAL ASSET ALLOCATION FUND


WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:

          -  U.S. equities;

          -  international equities (including emerging markets);

          -  U.S. fixed income; and

          -  international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.

EQUITY ASSET CLASS

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

FIXED INCOME ASSET CLASS

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

                                      GAA-1

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 191% in 2003 and 133% in 2002.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day activities have been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:

          - the performance of each asset class and sub-class (where applicable); and

          - the amount of the fund's total assets invested in each asset class and sub-class (where applicable).

Accordingly, the value of the fund's shares may be negatively affected if:

          - the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;

          - the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class and

          - when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

                                      GAA-2

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.


Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.


Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

                                      GAA-3

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

HOW HAS THE FUND PERFORMED?


The bar chart and table that follow provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994          -1.82%
1995          23.95%
1996          15.04%
1997          19.47%
1998          13.50%
1999          11.33%
2000          -5.44%
2001          -7.88%
2002         -11.89%
2003          20.40%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.

AVERAGE ANNUAL TOTAL RETURN


Effective January 1, 2004, the fund changed its benchmark to the Global Securities Markets Index (GSMI). The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield

                                      GAA-4

Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global. The GSMI is believed by the manager to more closely match the investment strategy of the fund and therefore, is a more appropriate measurement of the performance. For comparison purposes, the indices of both the prior and current benchmarks are shown.



                                                                             FOR PERIODS ENDED 12/31/03
                                                                     1 YEAR          5 YEARS          10 YEARS
GLOBAL ASSET ALLOCATION                                               20.40%           0.57%            6.92%
S&P 500 INDEX*                                                       -28.71%          -0.57%           11.10%
LEHMAN BROTHERS AGGREGATE BOND INDEX*                                  4.10%           6.66%            6.75%
MSCI EAFE INDEX*                                                     -39.17%          -0.26%            4.78%
GSMI**                                                                26.48%           3.32%            8.35%



     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks. The Lehman Brothers Aggregate Bond Index is Lehman Brothers' index of U.S. government, government agency, and corporate bonds, and also includes mortgage-backed securities. The MSCI EAFE Index is Morgan Stanley Capital International's aggregate index produced from the national stock market indices from Europe, Australasia and the Far East. All three are widely-recognized unmanaged indices reflecting the prices of the types of securities included in the index.

     **The GSMI is an unmanaged index consisting of various global securities and constructed as described above.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.74%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.32%

         Annual Fund Operating Expenses                                                                  1.06%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



                1 YEAR         3 YEARS        5 YEARS       10 YEARS
               $    108       $    337       $    585       $  1,294

                                      GAA-5

FUND OVERVIEW--

GROWTH AND INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 72% in 2003 and 68% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994            1.32%
1995           38.81%
1996           18.76%
1997           30.93%
1998           20.34%
1999           17.54%
2000           -9.63%
2001          -11.21%
2002          -22.07%
2003           29.71%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.

AVERAGE ANNUAL TOTAL RETURN


                                                               FOR PERIODS ENDED 12/31/03
                                                       1 YEAR           5 YEARS          10 YEARS
GROWTH AND INCOME                                       29.71%           -0.95%            9.63%
RUSSELL 1000 INDEX*                                     29.89%           -0.13%           11.00%


     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.33%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.05%

         Annual Fund Operating Expenses                                                                  0.38%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


                1 YEAR         3 YEARS        5 YEARS      10 YEARS
               $    39        $    122       $    213      $    480

FUND OVERVIEW--

INTERNATIONAL FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 14% in 2003 and 9% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Delaware International Advisers Ltd. (DIAL). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994             3.28%
1995             8.89%
1996             9.52%
1997             6.00%
1998            14.66%
1999            17.20%
2000             0.11%
2001            -9.96%
2002           -10.78%
2003            41.62%


     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.


     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.

AVERAGE ANNUAL TOTAL RETURN


                                                                            FOR PERIODS ENDED 12/31/03
                                                                      1 YEAR          5 YEARS          10 YEARS
INTERNATIONAL                                                         41.62%            5.95%            7.17%
MSCI EAFE INDEX*                                                      39.17%            0.26%            4.78%


     * The MSCI EAFE Index is an aggregate index of stock prices produced by Morgan Stanley Capital International from the results of national stock market indices from Europe, Australasia and the Far East.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.85%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.19%

         Annual Fund Operating Expenses                                                                  1.04%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



                1 YEAR          3 YEARS         5 YEARS         10 YEARS
               $    106         $    331        $    574        $  1,271

FUND OVERVIEW--

MANAGED FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:

          - control the level of risk during changing economic and market conditions; and

          - take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.


One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Government/Credit Index; 5% Citigroup 90 day T-Bill Index.


The three categories are explained in the following sections.

STOCK CATEGORY


The stock category primarily holds stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $92 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.


The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

DEBT OBLIGATIONS CATEGORY

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

          -  high-quality investment-grade U.S. corporate bonds;

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

          -  mortgage-backed securities.


Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:

          -  U.S. corporate bonds rated lower than medium-grade (junk bonds);

          - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and


          - high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.


The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.

MONEY MARKET CATEGORY


The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;

          - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

          - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.


PORTFOLIO TURNOVER AND OTHER INFORMATION


The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 237% in 2003 and 318% in 2002. These turnover rates are representative of the management investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

          -  the performance of each category, and

          -  the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:

          - the securities in one of the categories do not perform as well as securities in the other categories;

          - the fund invests large amounts in a category that does not perform as well as the other categories; and

          - when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.


HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year period compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994          -1.84%
1995          29.29%
1996          12.05%
1997          21.83%
1998          12.72%
1999           7.72%
2000          -1.41%
2001          -1.58%
2002         -11.08%
2003          22.90%


     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.


     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.

AVERAGE ANNUAL TOTAL RETURN


The Russell 1000 Index is believed by DMC, the fund's investment adviser, to more closely match the investment strategy of the large cap category of the fund and therefore, is a more appropriate index for measurement of the performance of the fund's large cap category. For comparison purposes, we have included the S&P 500 Index, which was part of the former benchmark, and the Russell 1000 Index, which is part of the current benchmark for the fund.



                                                                            FOR PERIODS ENDED 12/31/03
                                                                     1 YEAR           5 YEARS          10 YEARS
MANAGED                                                               22.90%            2.70%            8.35%
S&P 500 INDEX*                                                        28.11%           -0.57%           11.10%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX**                              4.67%            6.66%            6.98%
RUSSELL 1000 INDEX***                                                  4.79%           -0.13%           11.00%
RUSSELL 2000 INDEX****                                                47.25%            7.13%            9.47%
CITIGROUP 90 DAY T-BILL INDEX*****                                     1.07%            3.50%            4.29%


     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks.

     ** The Lehman Brothers Government/Credit Index is a widely-recognized unmanaged index of U.S. Government and corporate bonds.


     *** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     **** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     ***** Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.40%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.10%

         Annual Fund Operating Expenses                                                                  0.50%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $   51          $   160           $   280           $    628

FUND OVERVIEW--

MONEY MARKET FUND


WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and [repurchase agreements that are fully collateralized by such obligations];

          - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

          - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994           3.82%
1995           5.67%
1996           5.07%
1997           5.14%
1998           5.12%
1999           4.74%
2000           6.06%
2001           4.06%
2002           1.36%
2003           0.68%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.


     The fund's lowest return for a quarter occurred in the fourth quarter of 2003 at: 0.14%.

     The fund's 7-day yield ending December 31, 2003 was 0.61%.


AVERAGE ANNUAL TOTAL RETURN


                                                                              FOR PERIODS ENDED 12/31/03
                                                                      1 YEAR          5 YEARS           10 YEARS
MONEY MARKET                                                           0.68%           3.36%              4.16%
CITIGROUP 90 DAY T-BILL INDEX*                                         1.07%           3.50%              4.29%



     * Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.42%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.10%

         Annual Fund Operating Expenses                                                                  0.52%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $    53         $   167           $   291           $    653

FUND OVERVIEW--

SOCIAL AWARENESS FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

          - activities that result, or are likely to result, in damage to the natural environment;

          - production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

          -  manufacture of, or contracting for, military weapons;

          -  liquor, tobacco or gambling businesses; and/or

          - the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.


The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 60% in 2003 and 32% in 2002.


OTHER STRATEGIES

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

HOW HAS THE FUND PERFORMED?


The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR    ANNUAL TOTAL RETURN(%)
1994             0.19%
1995            42.83%
1996            28.94%
1997            37.53%
1998            19.89%
1999            15.44%
2000            -8.33%
2001            -9.50%
2002           -22.14%
2003            31.86%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.

AVERAGE ANNUAL TOTAL RETURN


                                                                  FOR PERIODS ENDED 12/31/03
                                                           1 YEAR          5 YEARS          10 YEARS
SOCIAL AWARENESS                                           31.86%           -0.34%           11.58%
RUSSELL 1000 INDEX*                                        29.89%           -0.13%           11.00%


     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.36%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.07%

         Annual Fund Operating Expenses                                                                  0.43%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $   44          $   138           $   241           $    542

FUND OVERVIEW--

SPECIAL OPPORTUNITIES FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies (market capitalizations between $1 billion and $5 billion) with some emphasis on larger-sized U.S. companies (market capitalizations greater than $5 billion but less than $24 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $6 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 150-250 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.


The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 80% in 2003 and 55% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              ANNUAL TOTAL RETURNS

YEAR    ANNUAL TOTAL RETURN(%)
1994            -1.00%
1995            31.86%
1996            16.51%
1997            28.15%
1998             6.79%
1999            -4.48%
2000            16.04%
2001             2.16%
2002           -11.75%
2003            33.99%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

     The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.

AVERAGE ANNUAL TOTAL RETURN


                                                                            FOR PERIODS ENDED 12/31/03
                                                                      1 YEAR          5 YEARS          10 YEARS
SPECIAL OPPORTUNITIES                                                 33.99%           6.01%            10.79%
RUSSELL MIDCAP VALUE INDEX*                                           38.07%           3.73%            13.04%


     * The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                                         N/A

         Deferred Sales Charge (Load)                                                                     N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

         Redemption Fee                                                                                   N/A

         Exchange Fee                                                                                     N/A

         Account Maintenance Fee                                                                          N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                                  0.42%

         Distribution and/or Service (12b-1) fees                                                        None

         Other Expenses                                                                                  0.10%

         Annual Fund Operating Expenses                                                                  0.52%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $   53          $   167           $   291           $    653

MANAGEMENT OF THE FUNDS

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.


MANAGER OF MANAGERS. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

INVESTMENT ADVISER AND SUB-ADVISERS: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.


DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' board of trustees.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager.


FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-------------------------------------   -------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.74% of the fund's average net assets).

                                        SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is T. Rowe
                                        Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.(1)

                                        PORTFOLIO MANAGER: Effective January 1, 2004, Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the
                                        Wharton School, University of Pennsylvania.(2)

BOND FUND                               ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.37% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Ryan Brist is a Senior Vice President of DMC. Mr. Brist is
                                        responsible for the management of the fund. Prior to joining DMC, Mr. Brist was
                                        Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean
                                        Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.



(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Eric M. Wetlaufer, CFA, the Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group.


                                      GPD-1

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-------------------------------------   --------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND               ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.73% of the fund's average net assets).

                                        SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado
                                        80206. Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 34 years.

                                        PORTFOLIO MANAGER: Mr. Blaine Rollins has been managing the fund since January
                                        1, 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.

EQUITY-INCOME FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.74% of the fund's average net assets).

                                        SUB-ADVISER: Fidelity Management & Research Company (FMR) 82 Devonshire Street,
                                        Boston, MA 02109. FMR has served as the fund's sub-adviser since May 1, 2001, when it replaced Fidelity Management Trust Company (Fidelity Trust) as
                                        sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR, including its affiliates, had approximately $699 billion in total assets under management. FMR Co., Inc.
                                        (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

                                        PORTFOLIO MANAGER: Stephen DuFour is a vice president of Fidelity Investments.
                                        Mr. DuFour manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the
                                        University of Chicago.

GLOBAL ASSET ALLOCATION FUND            ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.74% of the fund's average net assets).

                                        SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is UBS
                                        Global Asset Management (Americas) Inc. (UBS Global AM), One North Wacker Drive,
                                        Chicago, IL 60606.(1)

                                        PORTFOLIO MANAGER: Effective January 1, 2004, UBS Global AM's Investment
                                        Management Team serves as portfolio manager of the fund. The fund is managed by the asset allocation and currency team, but the full complement of UBS Global
                                        AM's investment professionals has an impact on the fund as the assets are actively allocated across seven equity and fixed income components with autonomous teams that run dedicated strategies.(2)



(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Putnam's Global Asset Allocation Team which had primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams were responsible for specific investment categories and sectors and made all recommendations and decisions regarding the purchase and sale of individual securities.


                                      GPD-2

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-------------------------------------   --------------------------------------------------------------------------------
GROWTH AND INCOME FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.33% of the fund's average net assets).

                                        SUB-ADVISER: None

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                        Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is
                                        responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the
                                        University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                        Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a
                                        Vice President at DMC, was a quantitative research analyst at Grantham, Mayo,
                                        Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                        Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and Director of Equity
                                        Research at PNC Asset Management prior to joining Delaware Investments in 1997.
                                        Mr. Morris holds a bachelor's degree from Providence College and an MBA from
                                        Widener University.

INTERNATIONAL FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.85% of the fund's average net assets).

                                        SUB-ADVISER: Delaware International Advisers Ltd. (DIAL), 80 Cheapside, London,
                                        England, EC2V 6EE. DIAL has been registered as an investment adviser with the
                                        SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                        PORTFOLIO MANAGER(S): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E.
                                        Lewis of DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998.
                                        Mr. Gillmore has been active in investment management since 1982, and was a founding member of DIAL in 1990. He is a graduate of the University of Warwick. Ms. Desmond has been active in investment management since 1987, and with DIAL since 1991. She graduated from Wellesley College, holds a Masters degree from Stanford University and has earned the right to use the Chartered Financial Analyst designation. Ms. Lewis joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin
                                        Team. She is a graduate of Pembroke College, Oxford University and is an Associate of
                                        the UK Society of Investment Professionals.



                                      GPD-3

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-------------------------------------   --------------------------------------------------------------------------------
MANAGED FUND                            ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.40% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                        Adams, Robert E. Ginsburg, Scott E. Decatur, Francis X. Morris and Christopher
                                        S. Beck is responsible for managing the process which determines the timing and the amount of the investments in each investment category. This team is also responsible for managing the stock category of the Fund. Mr. Adams, a Vice
                                        President at DMC, joined Delaware Investments in 1995. He is a graduate of
                                        Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined Delaware
                                        Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the
                                        Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a
                                        Vice President at DMC, was a quantitative research analyst at Grantham, Mayo,
                                        Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                        Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and Director of Equity
                                        Research at PNC Asset Management prior to joining Delaware Investments in 1997.
                                        Mr. Morris holds a bachelor's degree from Providence College and an MBA from
                                        Widener University. Mr. Beck, a Senior Vice President at DMC, joined Delaware
                                        Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn
                                        Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of
                                        Delaware.

                                        Ryan Brist, Senior Vice President of DMC, is responsible for the management of the debt obligations category of the fund. Prior to joining DMC, Mr. Brist was
                                        Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean
                                        Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

                                        Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a Short-Term Investment Manager with
                                        DMC, including Delaware Lincoln Investment Advisers and Lincoln Investment
                                        Management, Inc., since 1995 and has managed the money market category of the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life from
                                        1992 to 1995. Ms. Lindholm holds an MBA from Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst and is a member of the Association of Investment Management Research.

MONEY MARKET FUND                       ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.42% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Jil Schoeff Lindholm, Assistant Vice President of DMC,
                                        manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since
                                        1995 and has managed the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds a MBA from Indiana
                                        University. Ms. Lindholm has earned the right to use the designation of
                                        Chartered Financial Analyst (CFA) and is a member of the Association of
                                        Investment Management Research.


                                      GPD-4

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-------------------------------------   --------------------------------------------------------------------------------
SOCIAL AWARENESS FUND                   ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.36% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                        Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is
                                        responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the
                                        University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                        Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a
                                        Vice President at DMC, was a quantitative research analyst at Grantham, Mayo,
                                        Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                        Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and Director of Equity
                                        Research at PNC Asset Management prior to joining Delaware Investments in 1997.
                                        Mr. Morris holds a bachelor's degree from Providence College and an MBA from
                                        Widener University.

SPECIAL OPPORTUNITIES FUND              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                        2003 was 0.42% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                        Beck Christopher S. Adams, Robert E. Ginsburg and Scott E. Decatur is
                                        responsible for the day-to-day management of the fund's investments. Mr. Beck, a
                                        Senior Vice President at DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware. Mr. Adams, a Vice
                                        President at DMC, joined Delaware Investments in 1995. He is a graduate of
                                        Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined Delaware
                                        Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the
                                        Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a
                                        Vice President at DMC, was a quantitative research analyst at Grantham, Mayo,
                                        Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                        Technology and a Ph.D. in computer science from Harvard University.


Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

          -  adding the values of all securities investments and other assets;

          -  subtracting liabilities (including dividends payable); and

          -  dividing by the number of shares outstanding.

                                      GPD-5

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.


Each fund (other than for the Money Market Fund) typically values its securities investments as follows:

          - equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

          - debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities.

In certain circumstances, a fund may value its portfolio securities fair value as estimated in good faith under procedures established by each fund's board of trustees. Fair valuation may be used when market quotations are not readily available, or if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. The estimated fair value of a security may be higher or lower than the security's closing price in the relevant market.


The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.

SHARE CLASSES

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

MARKET TIMING

The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm a fund's performance. Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the funds and their shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

                                      GPD-6

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the fund's Standard Class shares for the past 5 years. The information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.



                            INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS FROM:
                                        NET REALIZED
                                            AND
              NET ASSET                 UNREALIZED
                VALUE         NET       GAIN (LOSS)   TOTAL FROM     NET      NET REALIZED             NET ASSET
              BEGINNING   INVESTMENT        ON        INVESTMENT  INVESTMENT    GAIN ON      TOTAL     VALUE END   TOTAL
PERIOD ENDED  OF PERIOD  INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS   DIVIDENDS  OF PERIOD  RETURN(3)
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003    $   6.539         (0.029)        2.162       2.133          --            --        --   $   8.672      32.62%
12/31/2002    $   9.371         (0.036)       (2.796)     (2.832)         --            --        --   $   6.539     (30.22%)
12/31/2001    $  17.644         (0.043)       (5.119)     (5.162)         --        (3.111)   (3.111)  $   9.371     (33.29%)
12/31/2000    $  19.038         (0.083)       (0.279)     (0.362)         --        (1.032)   (1.032)  $  17.644      (2.69%)
12/31/1999    $  13.367         (0.060)        5.732       5.672      (0.001)           --    (0.001)  $  19.038      42.43%

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003    $  12.989          0.549         0.382       0.931      (0.578)       (0.119)   (0.697)  $  13.223       7.28%
12/31/2002    $  12.382          0.675         0.560       1.235      (0.627)       (0.001)   (0.628)  $  12.989      10.13%
12/31/2001    $  11.891          0.747         0.349       1.096      (0.605)           --    (0.605)  $  12.382       9.18%
12/31/2000    $  11.436          0.787         0.426       1.213      (0.758)           --    (0.758)  $  11.891      10.89%
12/31/1999    $  12.689          0.772        (1.180)     (0.408)     (0.845)           --    (0.845)  $  11.436      (3.27%)

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003    $  12.678         (0.014)        4.129       4.115          --            --        --   $  16.793      32.45%
12/31/2002    $  17.358         (0.032)       (4.648)     (4.680)         --            --        --   $  12.678     (26.96%)
12/31/2001    $  25.345         (0.035)       (6.035)     (6.070)         --        (1.917)   (1.917)  $  17.358     (25.88%)
12/31/2000    $  31.466         (0.047)       (4.694)     (4.741)         --        (1.380)   (1.380)  $  25.345     (15.85%)
12/31/1999    $  21.772          0.007         9.839       9.846          --        (0.152)   (0.152)  $  31.466      45.45%

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003    $  12.653          0.163         3.921       4.084      (0.142)           --    (0.142)  $  16.595      32.35%
12/31/2002    $  15.339          0.162        (2.544)     (2.382)     (0.148)       (0.156)   (0.304)  $  12.653     (15.67%)
12/31/2001    $  17.443          0.197        (1.420)     (1.223)     (0.177)       (0.704)   (0.881)  $  15.339      (7.34%)
12/31/2000    $  22.047          0.164         1.583       1.747      (0.125)       (6.226)   (6.351)  $  17.443      10.62%
12/31/1999    $  21.715          0.189         1.204       1.393      (0.171)       (0.890)   (1.061)  $  22.047       6.27%

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003    $  10.890          0.134         2.045       2.179      (0.365)           --    (0.365)  $  12.704      20.40%
12/31/2002    $  12.563          0.221        (1.708)     (1.487)     (0.186)           --    (0.186)  $  10.890     (11.89%)
12/31/2001    $  14.782          0.316        (1.410)     (1.094)     (0.050)       (1.075)   (1.125)  $  12.563      (7.88%)
12/31/2000    $  16.793          0.393        (1.259)     (0.866)         --        (1.145)   (1.145)  $  14.782      (5.44%)
12/31/1999    $  15.759          0.323         1.409       1.732      (0.266)       (0.432)   (0.698)  $  16.793      11.33%

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003    $  21.438          0.304         6.047       6.351      (0.287)           --    (0.287)  $  27.502      29.71%
12/31/2002    $  27.849          0.275        (6.422)     (6.147)     (0.264)           --    (0.264)  $  21.438     (22.07%)
12/31/2001    $  43.249          0.309        (3.823)     (3.514)     (0.278)      (11.608)  (11.886)  $  27.849     (11.21%)
12/31/2000    $  51.710          0.482        (5.129)     (4.647)     (0.492)       (3.322)   (3.814)  $  43.249      (9.63%)
12/31/1999    $  46.288          0.509         7.356       7.865      (0.497)       (1.946)   (2.443)  $  51.710      17.54%

Lincoln VIP International Fund(2),(17)

12/31/2003    $   9.797          0.311         3.745       4.056      (0.233)           --    (0.233)  $  13.620      41.62%
12/31/2002    $  11.155          0.199        (1.403)     (1.204)     (0.154)           --    (0.154)  $   9.797     (10.78%)
12/31/2001    $  13.769          0.212        (1.469)     (1.257)     (0.259)       (1.098)   (1.357)  $  11.155      (9.96%)
12/31/2000    $  14.374          0.287        (0.284)      0.003      (0.272)       (0.336)   (0.608)  $  13.769       0.11%
12/31/1999    $  15.982          0.294         2.182       2.476      (0.529)       (3.555)   (4.084)  $  14.374      17.20%

                              RATIO OF NET
               RATIO OF       INVESTMENT                NET ASSETS AT
              EXPENSES TO      INCOME TO     PORTFOLIO  END OF PERIOD
              AVERAGE NET     AVERAGE NET    TURNOVER      (000'S
PERIOD ENDED    ASSETS          ASSETS         RATE       OMITTED)
---------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003           0.90%           (0.39%)       94%  $    267,451
12/31/2002           0.87%           (0.47%)       77%  $    213,893
12/31/2001           0.81%           (0.40%)      112%  $    352,865
12/31/2000           0.78%           (0.41%)      106%  $    591,414
12/31/1999           0.87%           (0.48%)      209%  $    448,193

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003           0.44%            4.13%       652%  $    855,329
12/31/2002           0.44%(4)         5.29%       612%  $    770,020
12/31/2001           0.53%            5.96%       712%  $    556,894
12/31/2000           0.55%            6.55%       167%  $    337,187
12/31/1999           0.53%            6.02%        39%  $    330,923

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003           0.82%           (0.10%)       21%  $    789,544
12/31/2002           0.80%           (0.21%)       27%  $    678,243
12/31/2001           0.78%           (0.18%)       48%  $  1,125,648
12/31/2000           0.76%           (0.15%)       62%  $  1,689,681
12/31/1999           0.78%            0.03%        60%  $  1,913,076

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003           0.82%            1.15%       134%  $    810,728
12/31/2002           0.82%            1.16%       130%  $    618,330
12/31/2001           0.80%            1.23%       127%  $    799,166
12/31/2000           0.79%            0.89%       143%  $    866,074
12/31/1999           0.79%            0.86%       191%  $    990,758

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003           1.06%            1.16%       191%  $    257,804
12/31/2002           1.00%            1.88%       133%  $    242,101
12/31/2001           0.96%            2.38%       186%  $    322,310
12/31/2000           0.94%            2.51%       154%  $    389,004
12/31/1999           0.91%            2.05%       134%  $    490,804

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003           0.38%            1.28%        72%  $  2,242,161
12/31/2002           0.36%(4)         1.13%        68%  $  1,911,558
12/31/2001           0.36%            0.94%        78%  $  2,916,463
12/31/2000           0.36%            1.00%        65%  $  3,612,222
12/31/1999           0.36%            1.05%        16%  $  4,709,687

Lincoln VIP International Fund(2),(17)

12/31/2003           1.04%            2.81%        14%  $    352,183
12/31/2002           1.02%            1.84%         9%  $    255,516
12/31/2001           0.99%            1.74%        13%  $    320,680
12/31/2000           0.96%            2.13%         7%  $    403,589
12/31/1999           0.92%            2.05%        12%  $    526,317


                                      GPD-7

                            INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS FROM:
                                        NET REALIZED
                                            AND
              NET ASSET                 UNREALIZED
                VALUE         NET       GAIN (LOSS)   TOTAL FROM     NET      NET REALIZED             NET ASSET
              BEGINNING   INVESTMENT        ON        INVESTMENT  INVESTMENT    GAIN ON      TOTAL     VALUE END   TOTAL
PERIOD ENDED  OF PERIOD  INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS   DIVIDENDS  OF PERIOD  RETURN(3)
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003    $  11.881          0.245         2.458       2.703      (0.285)           --    (0.285)  $  14.299      22.90%
12/31/2002    $  13.825          0.347        (1.878)     (1.531)     (0.413)           --    (0.413)  $  11.881     (11.08%)
12/31/2001    $  16.918          0.443        (0.631)     (0.188)     (0.464)       (2.441)   (2.905)  $  13.825      (1.58%)
12/31/2000    $  18.910          0.628        (0.865)     (0.237)     (0.660)       (1.095)   (1.755)  $  16.918      (1.41%)
12/31/1999    $  18.971          0.622         0.767       1.389      (0.552)       (0.898)   (1.450)  $  18.910       7.72%

Lincoln VIP Money Market Fund(19)

12/31/2003    $  10.000          0.068            --       0.068      (0.068)           --    (0.068)  $  10.000       0.68%
12/31/2002    $  10.003          0.136            --       0.136      (0.139)           --    (0.139)  $  10.000       1.36%
12/31/2001    $  10.000          0.397            --       0.397      (0.394)           --    (0.394)  $  10.003       4.06%
12/31/2000    $  10.000          0.590            --       0.590      (0.590)           --    (0.590)  $  10.000       6.06%
12/31/1999    $  10.000          0.468            --       0.468      (0.468)           --    (0.468)  $  10.000       4.74%

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003    $  19.875          0.222         6.099       6.321      (0.195)           --    (0.195)  $  26.001      31.86%
12/31/2002    $  25.810          0.233        (5.951)     (5.718)     (0.217)           --    (0.217)  $  19.875     (22.14%)
12/31/2001    $  37.208          0.227        (2.822)     (2.595)     (0.174)       (8.629)   (8.803)  $  25.810      (9.50%)
12/31/2000    $  44.292          0.267        (3.549)     (3.282)     (0.282)       (3.520)   (3.802)  $  37.208      (8.33%)
12/31/1999    $  40.283          0.319         5.649       5.968      (0.296)       (1.663)   (1.959)  $  44.292      15.44%

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003    $  22.471          0.390         7.227       7.617      (0.335)           --    (0.335)  $  29.753      33.99%
12/31/2002    $  26.006          0.418        (3.467)     (3.049)     (0.365)       (0.121)   (0.486)  $  22.471     (11.75%)
12/31/2001    $  25.846          0.431         0.098       0.529      (0.369)           --    (0.369)  $  26.006       2.16%
12/31/2000    $  28.225          0.536         3.153       3.689      (0.494)       (5.574)   (6.068)  $  25.846      16.04%
12/31/1999    $  33.416          0.482        (1.779)     (1.297)     (0.373)       (3.521)   (3.894)  $  28.225      (4.48%)

                              RATIO OF NET
               RATIO OF       INVESTMENT                NET ASSETS AT
              EXPENSES TO      INCOME TO     PORTFOLIO  END OF PERIOD
              AVERAGE NET     AVERAGE NET    TURNOVER      (000'S
PERIOD ENDED    ASSETS          ASSETS         RATE       OMITTED)
---------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003           0.50%           1.90%        237%  $    587,274
12/31/2002           0.47%(4)        2.69%        318%  $    524,827
12/31/2001           0.47%           2.93%        355%  $    690,682
12/31/2000           0.44%           3.46%        110%  $    759,875
12/31/1999           0.42%           3.25%         45%  $    927,572

Lincoln VIP Money Market Fund(19)

12/31/2003           0.52%           0.69%        N/A   $    350,584
12/31/2002           0.49%(4)        1.35%        N/A   $    519,071
12/31/2001           0.54%           3.75%        N/A   $    430,205
12/31/2000           0.58%           5.91%        N/A   $    253,097
12/31/1999           0.59%           4.68%        N/A   $    234,676

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003           0.43%           0.99%         60%  $  1,062,079
12/31/2002           0.40%(4)        1.03%         32%  $    857,646
12/31/2001           0.40%           0.75%         49%  $  1,274,803
12/31/2000           0.38%           0.64%         76%  $  1,510,276
12/31/1999           0.38%           0.79%         24%  $  1,946,179

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003           0.52%           1.56%         80%  $    541,170
12/31/2002           0.47%(4)        1.67%         55%  $    439,984
12/31/2001           0.48%           1.65%         73%  $    539,870
12/31/2000           0.49%           2.15%         75%  $    536,287
12/31/1999           0.44%           1.46%         96%  $    665,642



(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc. Lincoln National Growth and Income Fund, Inc. Lincoln National Managed Fund, Inc. Lincoln National Money Market Fund, Inc. Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42% and 0.49%, respectively.

(5) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer as the sub-adviser of the fund. Effective January 1, 2004, T. Rowe Price Associates, Inc. replaced Putnam Investments, as sub-advisor of the fund.

(6) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain
     (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(7) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
     (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(8) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

                                      GPD-8

(9) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
     (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(10) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Lincoln VIP Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(11) Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Lincoln VIP Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(12) Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Lincoln VIP Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(13) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Lincoln VIP Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(14) Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Lincoln VIP Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(15) Effective January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as sub-adviser of the fund.

(16) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Lincoln VIP Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(17) Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the Lincoln VIP International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(18) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Lincoln VIP Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(19) Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Lincoln VIP Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(20) Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Lincoln VIP Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(21) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Lincoln VIP Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.


GENERAL INFORMATION


If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.


This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements, at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

                                      GPD-9

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.


You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2004, into its prospectus. The Trust will provide a free copy of its SAI upon request.


You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.


For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090


                                     GPD-10

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                         AGGRESSIVE GROWTH FUND
                         BOND FUND
                         CAPITAL APPRECIATION FUND
                         EQUITY-INCOME FUND
                         GLOBAL ASSET ALLOCATION FUND
                         GROWTH AND INCOME FUND
                         INTERNATIONAL FUND
                         MANAGED FUND
                         MONEY MARKET FUND
                         SOCIAL AWARENESS FUND
                         SPECIAL OPPORTUNITIES FUND

                    SERVICE CLASS

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802


                    PROSPECTUS May 1, 2004


Each fund is one of the Lincoln National Funds (funds) that sells its shares only to The Lincoln National Life Insurance Co. and its affiliates (Lincoln
Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

FUND OVERVIEW--

AGGRESSIVE GROWTH FUND


WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation).

The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index. When evaluating the fund's performance, the Russell Midcap Growth Index is used as the benchmark.

The Russell Midcap Growth Index is an unmanaged index of common stocks of companies with greater-than-average growth orientation. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index. The S&P MidCap 400 Index covers approximately 7% of the domestic equities market and is the most widely used index for mid-sized companies. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The market capitalization range of the Russell Midcap Growth Index and the S&P MidCap 400 Index was $695 to $16,998 million and $336 to $11,799 million as of December 31, 2003 respectively.

The Fund has the flexibility to purchase some larger and smaller companies that have qualities consistent with its core characteristics. It may on occasion purchase a stock whose market capitalization is outside of the range of mid-cap companies. The market cap of companies in the Fund's portfolio, the Russell Midcap Growth Index and the S&P MidCap 400 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns because the company's market capitalization grows or falls outside of the index ranges.

Stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have:

          - a demonstrated ability to consistently increase revenues, earnings, and cash flow;

          -  capable management;

          -  attractive business niches; and

          -  a sustainable competitive advantage.

When selecting investments, valuation measures, such as a company's price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends -- even above-average dividends -- does not disqualify a stock from consideration. Most holdings are expected to have relatively low dividend yields.

In pursuing its investment objective, the fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. These holdings may comprise more than 5% of the total fund holdings.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, options and exchange traded funds, in keeping with fund objectives. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 94% in 2003 and 77% in 2002.

Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to T. Rowe Price Associates, Inc. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns



YEAR    ANNUAL TOTAL RETURN(%)
1995          34.15%
1996          17.02%
1997          23.09%
1998          -6.20%
1999          42.43%
2000          -2.69%
2001         -33.29%
2002         -30.22%
2003          32.62%



     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (32.51)%.

AVERAGE ANNUAL TOTAL RETURN



                                              FOR PERIODS ENDED 12/31/03
                                   1 YEAR       5 YEARS       10 YEARS    LIFETIME*
AGGRESSIVE GROWTH                   32.62%        -3.07%        N/A           3.46%
RUSSELL MIDCAP GROWTH INDEX**       42.71%         2.01%        N/A           9.40%



     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

     ** The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index and the S&P Midcap 400 Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.74%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.12%

         Annual Fund Operating Expenses                                                1.11%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $  113          $   353           $   612           $  1,352

FUND OVERVIEW--

BOND FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

          -  high-quality investment-grade corporate bonds;

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

          -  mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).


Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

          -  U.S. corporate bonds rated lower than medium-grade (junk bonds);

          - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and


          - high-quality and medium grade dollar-denominated debt obligations of foreign corporations.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team -- Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as; 1)
Benchmark Structure -- does the security fit within the selected benchmark or the fund's guidelines, 2) Yield -- does the security meet minimum relative yield requirements of the portfolio versus the benchmark,
3) Liquidity -- does the security meet minimum liquidity and issue size requirements and 4) Expected Returns -- will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.


The fund's portfolio turnover rate was 652% in 2003 and 612% in 2002. These turnover rates are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns



YEAR     ANNUAL TOTAL RETURN(%)
1994           -4.18%
1995           18.95%
1996            2.31%
1997            9.31%
1998            9.56%
1999           -3.27%
2000           10.89%
2001            9.18%
2002           10.13%
2003            7.28%



     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

     The fund's lowest return for a quarter occurred in the first quarter of 1994 at: (3.37%).

AVERAGE ANNUAL TOTAL RETURN



                                             FOR PERIODS ENDED 12/31/03
                                         1 YEAR       5 YEARS       10 YEARS
BOND                                         7.28%         6.71%       6.81%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX*     4.67%         6.66%       6.98%



     * The Lehman Brothers Government/Credit Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.37%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.07%

         Annual Fund Operating Expenses                                                0.69%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $   70          $   221           $   384           $    859

FUND OVERVIEW--

CAPITAL APPRECIATION FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?


The investment objective of the Capital Appreciation Fund (fund) is long-term growth of capital in a manner consistent with the preservation of capital.


The fund pursues its investment objective by investing in equity securities (stocks). Under normal conditions, the fund will invest a minimum of 65% of its total assets in stocks.


The fund primarily invests in stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. The Russell 1000 Growth Index represents the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As a point of reference, as of December 31, 2003, the companies included in this index had an average market capitalization of approximately $100 billion. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell 1000 Growth Index is used as the benchmark.


The fund may also invest in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. Additionally, the fund may invest in foreign stocks, which are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These stocks may be traded on U.S. or foreign stock markets.


The fund uses a "bottom up" approach to selecting stocks. In other words, the fund uses market research to identify individual companies with earnings growth potential that may not be recognized by the market at large. As part of this process, the fund considers the valuation and risk traits of individual stocks, as well as the characteristics of the underlying companies -- such as the nature of a company's business and its growth potential. The fund generally selects stocks without regard to any defined industry sector or other similarly defined selection procedure. When selecting stocks, the fund places little emphasis on earning dividend income, and any dividend income earned on the fund's investments is incidental to the fund's investment objective.

The fund does not intend to engage in active and frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 21% in 2003 and 27% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including investment in futures and forward contracts on foreign currencies. The fund's statement of additional information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Janus Capital Management LLC. For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money. Because the fund invests in stocks with certain growth characteristics, the value of the fund's shares is not expected to fluctuate in line with the broad stock market indices such as the S&P 500 Index.

Moreover, the fund may invest some amounts in small and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500 Index. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in foreign stocks involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign stocks also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Additionally, investing in foreign stocks involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns



YEAR     ANNUAL TOTAL RETURN(%)
1995           28.69%
1996           18.02%
1997           25.28%
1998           37.95%
1999           45.45%
2000          -15.85%
2001          -25.88%
2002          -26.96%
2003           32.45%



     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 28.83%.

     The fund's lowest return for a quarter occurred in the third quarter of 2001 at: (25.94)%.

AVERAGE ANNUAL TOTAL RETURN



                                                    FOR PERIODS ENDED 12/31/03
                                        1 YEAR       5 YEARS       10 YEARS    LIFETIME*
CAPITAL APPRECIATION                     32.45%       -2.58%          N/A          8.99%
RUSSELL 1000 GROWTH INDEX**              29.75%       -5.11%          N/A          9.21%



     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.
     ** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 companies consist of the 1,000 largest U.S. companies based on total market capitalization.

The fund tends to invest in large-sized growth companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Growth Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.73%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.08%

         Annual Fund Operating Expenses                                                1.06%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $ 108           $   337           $   585           $  1,294

FUND OVERVIEW--

EQUITY-INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Equity-Income Fund (fund) is to seek reasonable income by investing primarily in income-producing equity securities.


The fund's primary investment strategies include:


          - normally investing at least 80% of the fund's assets in equity securities;


          - normally investing primarily in income-producing equity securities, which tends to lead to investments in large cap "value" stocks;

          - potentially investing in other types of equity securities and debt securities, including lower-quality debt securities,

          -  investing in domestic and foreign issues; and


          - using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.


The fund emphasizes above-average income-producing equity securities that are expected to provide above market yields. (Yield is a measurement used to evaluate stocks that compares the stock's dividend to its current price.) The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.


The fund may invest in many different types of debt obligations, including corporate bonds, government securities, and asset-backed securities, including mortgage-backed securities. The fund may invest in debt obligations of any quality, including junk bonds. Junk bonds are debt obligations rated below investment-grade. Investment-grade debt obligations are those rated at the time of purchase in the top four credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities, Moody's Investor Service, Inc. and Standard & Poor's Corp., and a description of U.S. government securities.

Further, the fund may invest in securities of U.S. or foreign issuers of any size. Foreign securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the United States. These securities may be traded on U.S. or foreign markets.


Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

The fund intends to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High turnover can result in additional brokerage commissions to be paid by the fund. This would increase fund expenses and decrease fund performance. The fund's portfolio turnover rate was 134% in 2003 and 130% in 2002.

The fund also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices, or other factors that affect security values. The fund's SAI describes these other investment strategies and techniques and the risks they involve.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Fidelity Management & Research Company (FMR). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in equity securities involves the risk that the value of the equity securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's equity investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Further, the fund tends to invest in income-producing value stocks. Companies that have had a record of paying dividends could reduce or eliminate their payment of dividends at any time for many reasons, including poor business prospects or a downward turn in the economy in general. Additionally, value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Moreover, the fund may invest in the securities of companies of all sizes. Investing in the equity securities of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund may also invest in debt obligations of any quality, including junk bonds, the fund involves more risk of loss than that normally associated with a fund that only invests in high-quality corporate bonds. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Finally, investing in foreign securities involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.

Investing in foreign securities also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one year, five year and lifetime periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR                ANNUAL TOTAL RETURN(%)
1995                     34.74%
1996                     19.81%
1997                     30.68%
1998                     12.73%
1999                      6.27%
2000                     10.62%
2001                     -7.34%
2002                    -15.67%
2003                     32.35%


     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 19.94%.


     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (16.94)%.

AVERAGE ANNUAL TOTAL RETURN


                                                                   FOR PERIODS ENDED 12/31/03
                                                   1 YEAR            5 YEARS        10 YEARS             LIFETIME*
EQUITY-INCOME                                       32.35%             3.98%           N/A                11.81%
RUSSELL 1000 VALUE INDEX**                          30.03%             3.56%           N/A                11.88%



     * The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.
     ** The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 companies consist of the 1,000 largest
     U.S. companies based on total market capitalization.


The fund tends to invest in income-producing stocks of large-sized value companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Value Index.

FEES AND EXPENSES


The following table describes the fee and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.74%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.08%

         Annual Fund Operating Expenses                                                1.07%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $  109          $   340           $   590           $  1,306

FUND OVERVIEW--

GLOBAL ASSET ALLOCATION FUND


WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Global Asset Allocation Fund (fund) is long-term total return (capital appreciation plus current income) consistent with preservation of capital.

The fund pursues its objective by investing in equity (stocks) and fixed income securities (debt obligations) of issuers located within and outside the U.S. Under normal circumstances, the fund will allocate its assets between equity and fixed income securities.

The fund is a multi-asset fund and invests in each of the major asset classes based upon the assessment of prevailing market conditions in the U.S. and abroad:

          -  U.S. equities;

          -  international equities (including emerging markets);

          -  U.S. fixed income; and

          -  international fixed income (including emerging markets).

The fund uses analyses of critically important global economic and market factors to help decide how much will be invested in each of the asset classes and which specific types of securities will be bought or sold within each asset class. The fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

When evaluating the fund's performance, the Global Securities Markets Index
(GSMI) is used as the benchmark. The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global.

EQUITY ASSET CLASS

Within the equity portion of the fund's portfolio, the fund selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the fund's assessment of what a security is worth. The fund bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The fund then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the fund's portfolio. The comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

Investment in equity securities may include common stock and preferred stock. The fund may invest in certain asset classes by investing in other open-end investment companies, including investment companies advised by the sub-adviser, to the extent permitted by applicable law. The fund does not pay fees in connection with its investment in the investment companies advised by the sub-adviser, but may pay expenses associated with such investments.

FIXED INCOME ASSET CLASS

In selecting fixed income securities, the fund uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry. Against the output of this model, the fund considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios, and expected future outlook. These securities will have an initial maturity of more than one year and no maximum maturity. The fund may invest in both investment grade and high yield (lower-rated) securities.

                                      GAA-1

The fund's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The fund manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

Investments in fixed income securities may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities.

The fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the fund may make substantial temporary defensive investments in cash equivalents, which may affect the fund's ability to pursue its investment objective.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The portfolio turnover rate for the fund may exceed 100%, and in some years, 200%. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Market conditions could result in a greater or lesser degree of market activity and a higher or lower portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 191% in 2003 and 133% in 2002.

Under normal market conditions, the fund expects the range of strategy to be based upon the GSMI. In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

In addition, the fund attempts to generate positive returns through sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions. The fund may (but is not required to) use forward currency contracts, options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks.

Delaware Management Company (DMC) serves as the investment advisor to the fund. Day-to-day activities have been sub-advised to UBS Global Asset Management (Americas) Inc. (UBS Global AM). For more information regarding the investment adviser and sub-adviser, please refer to page 2 of the General Prospectus Disclosure.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


The fund's investment strategy is to vary the amount invested among the asset classes of securities. Therefore, the value of the fund's shares held under your contract depends on:

          - the performance of each asset class and sub-class (where applicable); and

          - the amount of the fund's total assets invested in each asset class and sub-class (where applicable).


Accordingly, the value of the fund's shares may be negatively affected if:


          - the securities in one of the fund's asset classes or sub-classes do not perform as well as securities in the other asset classes or sub-class;

          - the fund invests large amounts in an asset class or sub-class that does not perform as well as the other asset classes or sub-class; and

          - when selecting asset classes and sub-classes of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific asset class or sub-class.

                                      GAA-2

Asset Allocation risk is the risk that the fund may allocate to an asset class that underperforms other asset classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

Additionally, each asset class of investment involves specific risks. As a general matter, the stock asset class involves more risk than the fixed income asset class. Because the fund normally invests amounts in both asset classes, the overall risk generally of the fund is lower than that of a fund that invests only in stocks.


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Further, investing in stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.


Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for higher quality debt obligations. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.


Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (junk bonds). The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Because the fund also invests in medium-grade U.S. fixed-income and international debt obligations, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds. Additionally, because a small percentage of the debt obligations held by the fund are junk bonds issued by U.S. and foreign issuers, investing in the fund also involves additional risks. These bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income distributions could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income distributions could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income distributions, the value of the fund's shares could also fall during such periods.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise. The money market category attempts to keep the value of the fund's money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be a relatively low risk investments, because the fund only purchases high

                                      GAA-3
quality short-term money market securities, and the fund's average portfolio maturity for the money market category is no greater than 90 days.

Finally, investing in international and emerging markets securities, whether stocks, debt obligations, or money market securities, involves additional risks. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in the securities of issuers with significant operations outside the U.S., including foreign governments and their agencies, also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring the fund's withdrawal of assets from the country. As a general matter, risk of loss is typically higher for issuers in emerging markets located in less developed or developing countries.


Investing in foreign issuers also involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform, accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. The value of investments in foreign securities may go down because of unfavorable foreign government actions, or political instability. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Further, the volume of securities transactions effected on foreign markets in most cases remains appreciably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Each of these risks is more severe for securities of issuers in emerging market countries.


Derivative transactions involve special risks and may result in losses. The prices of derivative transactions may move in unexpected ways, especially in unusual market conditions. Some derivative transactions are "leveraged" and therefore may magnify or otherwise increase investment losses. Other risks arise from the potential inability to terminate or sell positions in derivative transactions. A liquid secondary market may not always exist for the fund's positions in derivative transactions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


                                      GAA-4

[CHART]

                              Annual Total Returns

YEAR               ANNUAL TOTAL RETURN(%)
1994                      -1.82%
1995                      23.95%
1996                      15.04%
1997                      19.47%
1998                      13.50%
1999                      11.33%
2000                      -5.44%
2001                      -7.88%
2002                     -11.89%
2003                      20.40%


     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 14.17%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (11.97)%.

AVERAGE ANNUAL TOTAL RETURN

Effective January 1, 2004, the fund changed its benchmark to the Global Securities Markets Index (GSMI). The GSMI is an unmanaged index constructed in the following manner: 40% Russell 3000 Index; 22% MSCI World Ex USA (Free) Index; 21% Citigroup U.S. Broad Investment Grade Bond Index; 9% Citigroup Non-U.S. World Government Bond Index; 3% Merrill Lynch High Yield Cash Pay Index; 3% MSCI Emerging Markets (Free) Index; 2% JP Morgan EMBI Global. The GSMI is believed by the manager to more closely match the investment strategy of the fund and therefore, is a more appropriate measurement of the performance. For comparison purposes, the indices of both the prior and current benchmarks are shown.



                                                         FOR PERIODS ENDED 12/31/03
                                                 1 YEAR            5 YEARS             10 YEARS
GLOBAL ASSET ALLOCATION                           20.40%             0.57%                6.92%
S&P 500 INDEX*                                   -28.71%            -0.57%               11.10%
LEHMAN BROTHERS AGGREGATE BOND INDEX*              4.10%             6.66%                6.75%
MSCI EAFE INDEX*                                 -39.17%            -0.26%                4.78%
GSMI**                                            26.48%             3.32%                8.35%



     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks. The Lehman Brothers Aggregate Bond Index is Lehman Brothers' index of U.S. government, government agency, and corporate bonds, and also includes mortgage-backed securities. The MSCI EAFE Index is Morgan Stanley Capital International's aggregate index produced from the national stock market indices from Europe, Australasia and the Far East. All three are widely-recognized unmanaged indices reflecting the prices of the types of securities included in the index.

     **The GSMI is an unmanaged index consisting of various global securities and constructed as described above.

When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in U.S. stocks and debt obligations, but the amount invested in any one category, or in the securities of U.S. or foreign issuers, varies. See the fund's goals and investment strategies above for a description of a benchmark portfolio used by the fund as one means to evaluate the success of its investment strategy.


                                      GAA-5

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.74%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.30%

         Annual Fund Operating Expenses                                                1.29%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $  131          $   409           $   708           $  1,556


                                      GAA-6

FUND OVERVIEW--

GROWTH AND INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.


The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 72% in 2003 and 68% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR                ANNUAL TOTAL RETURN(%)
1994                         1.32%
1995                        38.81%
1996                        18.76%
1997                        30.93%
1998                        20.34%
1999                        17.54%
2000                        -9.63%
2001                       -11.21%
2002                       -22.07%
2003                        29.71%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.

AVERAGE ANNUAL TOTAL RETURN


                                              FOR PERIODS ENDED 12/31/03
                                       1 YEAR          5 YEARS             10 YEARS
GROWTH AND INCOME                       29.71%          -0.95%                9.63%
RUSSELL 1000 INDEX*                     29.89%          -0.13%               11.00%


     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.33%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.05%

         Annual Fund Operating Expenses                                                0.63%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $   64          $   202           $   351           $    786

FUND OVERVIEW--

INTERNATIONAL FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the International Fund (fund) is long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.

The fund pursues its objective by investing primarily in foreign equity securities (principally foreign stocks). Foreign equity securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States. Foreign equity securities may trade on U.S. or foreign markets. The fund also holds some foreign equity securities of companies in developing and less developed foreign countries (emerging markets). An emerging market country is generally considered to be one that is in the initial stages of its industrialization cycle and has a low per capita gross national product. The fund may buy foreign stocks directly or indirectly using, among other instruments, depositary receipts. When evaluating the fund's performance, the MSCI EAFE Index is used as the benchmark.

Under normal circumstances, the fund invests at least 65% of its total assets in the foreign equity securities of companies located in at least five different countries. For this purpose, a company is "located" in that country where its equity securities principally trade.

The fund also holds some investments in fixed-income securities (debt obligations) denominated in foreign currencies. As a general matter, the fund only invests in foreign debt obligations when the fund believes that they offer better long-term potential returns with less risk than investments in foreign equity securities.

The fund selects individual foreign stocks using a value style of investment, which means that the fund attempts to invest in stocks believed to be undervalued. The fund's value-oriented approach places emphasis on identifying well-managed companies that are undervalued in terms of such factors as assets, earnings, dividends and growth potential. Dividend yield plays a central role in this selection process. (Dividend yield is the dollar amount of the dividend paid on one share of stock divided by the market price of one share of that stock.) When selecting individual foreign stocks, the fund also considers whether the future dividends on that stock are expected to increase faster than, slower than, or in-line with the level of inflation. The fund looks at future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. The fund uses this technique to attempt to compare the value of different investments. The fund selects individual foreign stocks from among those offering attractive potential returns. When assessing the potential return from stocks of companies in emerging markets, the fund also considers the additional risks associated with investing in these types of stocks.

The fund also invests in debt obligations issued by non-U.S. issuers, including foreign companies and foreign governments and their national, regional and local agencies and instrumentalities. The fund primarily invests in high-grade debt obligations. High-grade debt obligations are debt obligations rated at the time of purchase in the top three credit rating categories of a nationally recognized statistical rating organization, or, if unrated, are judged by the fund to be of comparable quality. See the Statement of Additional Information (SAI) for a description of the credit rating categories of two of these entities: Moody's Investors Service, Inc. and Standard and Poor's Corp. The fund also uses a value style of investment when selecting debt obligations, except that the fund analyzes expected future interest payments rather than dividends to determine what the fund considers to be a fair price for the debt obligation.

When selecting investments, the fund considers the value of foreign currencies. To analyze foreign currencies, the fund attempts to identify the amount of goods and services that a dollar will buy in the United States and compare that to the amount of foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that should make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be considered to be overvalued. When the dollar buys more, the currency may be considered to be undervalued. Securities available in an undervalued currency may offer greater potential return, and may be an attractive investment for the fund.

When selecting investments, the fund also considers such factors as the economic and political conditions in different areas of the world, the growth potential of the different non-U.S. securities markets, and the availability of attractively priced securities within the respective foreign securities markets.

The funds also may enter into forward foreign currency exchange contracts (forward contracts) to buy or sell foreign currencies. A forward contract permits the contract holder to lock in a currency exchange rate as of a future date, to minimize the risk of currency fluctuation when the time comes to convert from one currency to another. The fund may use forward contracts for hedging purposes to attempt (a) to protect the value of the fund's current securities holdings or (b) to "lock in" the price of a security the fund has agreed to purchase or sell. The fund will not use forward contracts for speculative purposes.

The fund's use of forward contracts will not eliminate fluctuations in the underlying prices of the securities which the fund holds or intends to purchase. Additionally, while using forward contracts tends to minimize the risk of loss from a decline in the value of the currency that is the subject of the contract, using forward contracts also tends to limit any potential gain that might result from the increase in value of such currency.


The fund does not intend to engage in active and frequent trading of its portfolio securities in order to achieve its investment objective. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 14% in 2003 and 9% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. Day-to-day activities have been subadvised to Delaware International Advisers Ltd. (DIAL). For more information regarding the investment adviser and sub-adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks and other securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's investments and, therefore, the value of the fund's shares held under your contract to fluctuate.

Investing in foreign equity securities and debt obligations involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund's investments and, therefore, the value of the fund's shares to fluctuate, and you could lose money.

Investing in foreign securities also involves the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company, withholding the company's payment of interest or dividends, seizing assets of a company, taking over a company, barring the fund's withdrawal of assets from the country, and limiting the convertibility of a currency. As a general matter, risk of loss is typically higher for issuers located in emerging markets.

Additionally, investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund's foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

Investing in foreign debt obligations also involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the rating organization's view of the credit risk associated with that debt obligation. Higher-rated debt obligations generally involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money.

Finally, the fund may have greater difficulty obtaining or enforcing a judgment against the issuers of foreign debt obligations than it would against U.S. issuers in the event of a default.

The fund's use of forward contracts involves additional transaction costs and risks, and may result in losses. The fund's successful use of forward contracts is dependent on the fund's ability to correctly predict future movements in interest rates and in the foreign currency markets. Correctly predicting such movements is a difficult task. Further, the value of forward contracts are subject to many of the same risks described above in connection with an investment in foreign securities, including risk of loss from foreign government or political actions.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns



YEAR                ANNUAL TOTAL RETURN(%)
1994                       3.28%
1995                       8.89%
1996                       9.52%
1997                       6.00%
1998                      14.66%
1999                      17.20%
2000                       0.11%
2001                      -9.96%
2002                     -10.78%
2003                      41.62%



     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 22.76%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (19.86)%.

AVERAGE ANNUAL TOTAL RETURN



                                         FOR PERIODS ENDED 12/31/03
                                 1 YEAR          5 YEARS               10 YEARS
INTERNATIONAL                    41.62%            5.95%                7.17%
MSCI EAFE INDEX*                 39.17%            0.26%                4.78%


     * The MSCI EAFE Index is an aggregate index of stock prices produced by Morgan Stanley Capital International from the results of national stock market indices from Europe, Australasia and the Far East.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.85%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.16%

         Annual Fund Operating Expenses                                                1.26%


The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


             1 YEAR          3 YEARS           5 YEARS           10 YEARS
             $  128          $   400           $   692           $  1,523

FUND OVERVIEW--

MANAGED FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:

          - control the level of risk during changing economic and market conditions; and

          - take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.


One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Government/Credit Index; 5% Citigroup 90 day T-Bill Index.


The three categories are explained in the following sections.

STOCK CATEGORY


The stock category primarily holds stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $92 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.


The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

DEBT OBLIGATIONS CATEGORY

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

          -  high-quality investment-grade U.S. corporate bonds;

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

          -  mortgage-backed securities.


Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:

          -  U.S. corporate bonds rated lower than medium-grade (junk bonds);

          - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and


          - high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.


The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.


MONEY MARKET CATEGORY

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;

          - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

          - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 237% in 2003 and 318% in 2002. These turnover rates are representative of the management investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

          -  the performance of each category, and

          -  the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:

          - the securities in one of the categories do not perform as well as securities in the other categories;

          - the fund invests large amounts in a category that does not perform as well as the other categories; and

          - when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.


The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.


HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR               ANNUAL TOTAL RETURN(%)
1994                      -1.84%
1995                      29.29%
1996                      12.05%
1997                      21.83%
1998                      12.72%
1999                       7.72%
2000                      -1.41%
2001                      -1.58%
2002                     -11.08%
2003                      22.90%


     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.


     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.

AVERAGE ANNUAL TOTAL RETURN


The Russell 1000 Index is believed by DMC, the fund's investment adviser, to more closely match the investment strategy of the large cap category of the fund and therefore, is a more appropriate index for measurement of the performance of the fund's large cap category. For comparison purposes, we have included the S&P 500 Index, which was part of the former benchmark, and the Russell 1000 Index, which is part of the current benchmark for the fund.



                                                         FOR PERIODS ENDED 12/31/03
                                                  1 YEAR           5 YEARS         10 YEARS
MANAGED                                            22.90%            2.70%           8.35%
S&P 500 INDEX*                                     28.71%           -0.57%          11.10%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX**           4.67%            6.66%           6.98%
RUSSELL 1000 INDEX***                               4.79%           -0.13%          11.00%
RUSSELL 2000 INDEX****                             47.25%            7.13%           9.47%
CITIGROUP 90 DAY T-BILL INDEX*****                  1.07%            3.50%           4.29%


     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks.
     ** The Lehman Brothers Government/Credit Index is a widely-recognized unmanaged index of U.S. Government and corporate bonds.

     *** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     **** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

     ***** Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.40%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.10%

         Annual Fund Operating Expenses                                                0.75%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


          1 YEAR             3 YEARS             5 YEARS             10 YEARS
           $ 77               $ 240               $ 417               $ 930

FUND OVERVIEW--

MONEY MARKET FUND


WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:

          - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and [repurchase agreements that are fully collateralized by such obligations] Colleen is checking;

          - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

          - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns



YEAR                ANNUAL TOTAL RETURN(%)
1994                       3.82%
1995                       5.67%
1996                       5.07%
1997                       5.14%
1998                       5.12%
1999                       4.74%
2000                       6.06%
2001                       4.06%
2002                       1.36%
2003                       0.68%



     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

     The fund's lowest return for a quarter occurred in the fourth quarter of 2003 at: 0.14%.

     The fund's 7-day yield ending December 31, 2003 was 0.61%.

AVERAGE ANNUAL TOTAL RETURN



                                                            FOR PERIODS ENDED 12/31/03
                                                     1 YEAR            5 YEARS             10 YEARS
MONEY MARKET                                          0.68%             3.36%               4.16%
CITIGROUP 90 DAY T-BILL INDEX*                        1.07%             3.50%               4.29%



     * Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.42%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.11%

         Annual Fund Operating Expenses                                                0.78%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.



          1 YEAR             3 YEARS             5 YEARS             10 YEARS
           $ 80               $ 249               $ 433                $ 966

FUND OVERVIEW--

SOCIAL AWARENESS FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98 % of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.


The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the Russell 1000 Index, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

          - activities that result, or are likely to result, in damage to the natural environment;

          - production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

          -  manufacture of, or contracting for, military weapons;

          -  liquor, tobacco or gambling businesses; and/or

          - the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund and its adviser do not determine which stocks meet the fund's social standards. Instead, they rely on the social investment research provided by KLD Research & Analytics, Inc. (KLD), located in Boston, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on their size or other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either the stocks ceased meeting the social standards after the fund bought them or the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period if the adviser believes that it would avoid a significant loss to the overall value of the fund's investments.


The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 60% in 2003 and 32% in 2002.


OTHER STRATEGIES

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (a) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (b) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns



YEAR                ANNUAL TOTAL RETURN(%)
1994                       0.19%
1995                      42.83%
1996                      28.94%
1997                      37.53%
1998                      19.89%
1999                      15.44%
2000                      -8.33%
2001                      -9.50%
2002                     -22.14%
2003                      31.86%



     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (17.18)%.

AVERAGE ANNUAL TOTAL RETURN



                                                        FOR PERIODS ENDED 12/31/03
                                               1 YEAR            5 YEARS              10 YEARS
SOCIAL AWARENESS                                31.86%            -0.34%               11.58%
RUSSELL 1000 INDEX*                             29.89%            -0.13%               11.00%



     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the funds performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.36%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.07%

         Annual Fund Operating Expenses                                                0.68%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


          1 YEAR             3 YEARS             5 YEARS             10 YEARS
           $ 69               $ 218               $ 379                $ 847

FUND OVERVIEW--

SPECIAL OPPORTUNITIES FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).


The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies (market capitalizations between $1 billion and $5 billion) with some emphasis on larger-sized U.S. companies (market capitalizations greater than $5 billion but less than $24 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $6 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.


The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -  a long history of profit growth and dividend payment; and

          -  a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 150-250 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.


The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 80% in 2003 and 55% in 2002.


The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.


In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.


Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

HOW HAS THE FUND PERFORMED?


The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund's Standard Class from year to year; and
(b) how the average annual returns of the fund's Standard Class for one, five and ten year periods compare with those of a broad measure of market performance. Performance of the Service Class shares is not shown because the Service Class has less than one year of performance. The fund's Standard Class shares, which are not offered in this prospectus, would have substantially similar returns as the fund's Service Class because each class is invested in the same portfolio of securities. The returns of the Standard Class would differ only to the extent that the classes do not have the same expenses. The Service Class will have a higher expense ratio, and therefore the returns on the Service Class would be lower than the returns on the fund's Standard Class. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.


[CHART]

                              Annual Total Returns

YEAR               ANNUAL TOTAL RETURN(%)
1994                      -1.00%
1995                      31.86%
1996                      16.51%
1997                      28.15%
1998                       6.79%
1999                      -4.48%
2000                      16.04%
2001                       2.16%
2002                     -11.75%
2003                      33.99%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

     The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.

AVERAGE ANNUAL TOTAL RETURN


                                                        FOR PERIODS ENDED 12/31/03
                                               1 YEAR         5 YEARS              10 YEARS
SPECIAL OPPORTUNITIES                          33.99%           6.01%               10.79%
RUSSELL MIDCAP VALUE INDEX*                    38.07%           8.73%               13.04%


     * The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization.

FEES AND EXPENSES


The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.



   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.42%

         Distribution and/or Service (12b-1) fees                                      0.25%

         Other Expenses                                                                0.10%

         Annual Fund Operating Expenses                                                0.77%



The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.


          1 YEAR             3 YEARS             5 YEARS             10 YEARS
           $ 79               $ 246               $ 428               $ 954

MANAGEMENT OF THE FUNDS

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.


MANAGER OF MANAGERS. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

INVESTMENT ADVISER AND SUB-ADVISERS: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.


DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' board of trustees.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager.


FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
----                                   -----------------------------------------------------------------
AGGRESSIVE GROWTH FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                       0.74% of the fund's average net assets).

                                       SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is T. Rowe
                                       Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.(1)

                                       PORTFOLIO MANAGER: Effective January 1, 2004, Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Pennsylvania.(2)

BOND FUND                              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.37% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Ryan Brist is a Senior Vice President of DMC. Mr. Brist is
                                       responsible for the management of the fund. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist for Conseco Capital Management from
                                       1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at
                                       Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.




(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Eric M. Wetlaufer, CFA, the Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group.


                                      GPD-1

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
----                                   -----------------------------------------------------------------
CAPITAL APPRECIATION FUND              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.73% of the fund's average net assets).

                                       SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver,
                                       Colorado 80206. Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994.
                                       Janus has been in the investment advisory business for over 34 years.

                                       PORTFOLIO MANAGER: Mr. Blaine Rollins has been managing the fund since
                                       January 1, 2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and has earned the right to use the Chartered Financial Analyst designation.

EQUITY-INCOME FUND                     ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.74% of the fund's average net assets).

                                       SUB-ADVISER: Fidelity Management & Research Company (FMR) 82 Devonshire
                                       Street, Boston, MA 02109. FMR has served as the fund's sub-adviser since May
                                       1, 2001, when it replaced Fidelity Management Trust Company (Fidelity Trust)
                                       as sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR, including its affiliates, had approximately $699 billion in total assets under management. FMR Co., Inc.
                                       (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsidiary of
                                       FMR.

                                       PORTFOLIO MANAGER: Stephen DuFour is a vice president of Fidelity Investments.
                                       Mr. DuFour manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the University of Chicago.

GLOBAL ASSET ALLOCATION FUND           ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.74% of the fund's average net assets).

                                       SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is UBS
                                       Global Asset Management (Americas) Inc. (UBS Global AM), One North Wacker
                                       Drive, Chicago, IL 60606.(1)

                                       PORTFOLIO MANAGER: Effective January 1, 2004, UBS Global AM's Investment
                                       Management Team serves as portfolio manager of the fund. The fund is managed by the asset allocation and currency team, but the full complement of UBS
                                       Global AM's investment professionals has an impact on the fund as the assets are actively allocated across seven equity and fixed income components with autonomous management teams that run dedicated strategies.(2)



(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Putnam's Global Asset Allocation Team which had primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams were responsible for specific investment categories and sectors and made all recommendations and decisions regarding the purchase and sale of individual securities.


                                      GPD-2

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
----                                   -----------------------------------------------------------------
GROWTH AND INCOME FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.33% of the fund's average net assets).

                                       SUB-ADVISER: None

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is
                                       responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                       Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of
                                       Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                       Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC,
                                       served as Vice President and Director of Equity Research at PNC Asset
                                       Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.

INTERNATIONAL FUND                     ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.85% of the fund's average net assets).

                                       SUB-ADVISER: Delaware International Advisers Ltd. (DIAL), 80 Cheapside,
                                       London, England, EC2V 6EE. DIAL has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                       PORTFOLIO MANAGER(S): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E.
                                       Lewis of DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998.
                                       Mr. Gillmore has been active in investment management since 1982, and was a founding member of DIAL in 1990. He is a graduate of the University of
                                       Warwick. Ms. Desmond has been active in investment management since 1987, and with DIAL since 1991. She graduated from Wellesley College, holds a Masters degree from Stanford University and has earned the right to use the Chartered
                                       Financial Analyst designation. Ms. Lewis joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team. She is a graduate of
                                       Pembroke College, Oxford University and is an Associate of the UK Society of
                                       Investment Professionals.


                                      GPD-3

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
----                                   -----------------------------------------------------------------
MANAGED FUND                           ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.40% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Adams, Robert E. Ginsburg, Scott E. Decatur, Francis X. Morris and Christopher
                                       S. Beck is responsible for managing the process which determines the timing and the amount of the investments in each investment category. This team is also responsible for managing the stock category of the Fund. Mr. Adams, a
                                       Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the
                                       University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                       Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of
                                       Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                       Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC,
                                       served as Vice President and Director of Equity Research at PNC Asset
                                       Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.
                                       Mr. Beck, a Senior Vice President at DMC, joined Delaware Investments in 1997.
                                       Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors.
                                       Before that he was chief investment officer of the University of Delaware.

                                       Ryan Brist, Senior Vice President of DMC, is responsible for the management of the debt obligations category of the fund. Prior to joining DMC, Mr. Brist was
                                       Senior Trader and Corporate Specialist for Conseco Capital Management from
                                       1995 to 2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at
                                       Dean Witter Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

                                       Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a Short-Term Investment
                                       Manager with DMC, including Delaware Lincoln Investment Advisers and Lincoln
                                       Investment Management, Inc., since 1995 and has managed the money market category of the fund since October, 1997. She was a GIC Sales Executive for
                                       Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana
                                       University. Ms. Lindholm has earned the right to use the designation of
                                       Chartered Financial Analyst and is a member of the Association of Investment
                                       Management Research.

MONEY MARKET FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.42% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Jil Schoeff Lindholm, Assistant Vice President of DMC,
                                       manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since
                                       1995 and has managed the fund since October, 1997. She was a GIC Sales
                                       Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds a MBA from
                                       Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst (CFA) and is a member of the Association of
                                       Investment Management Research.


                                      GPD-4

FUND                                   INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
----                                   -----------------------------------------------------------------
SOCIAL AWARENESS FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.36% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Adams, Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is
                                       responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                       Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of
                                       Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                       Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice President at DMC,
                                       served as Vice President and Director of Equity Research at PNC Asset
                                       Management prior to joining Delaware Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.

SPECIAL OPPORTUNITIES FUND             ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31,
                                       2003 was 0.42% of the fund's average net assets).

                                       SUB-ADVISER: None.

                                       PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S.
                                       Beck Christopher S. Adams, Robert E. Ginsburg and Scott E. Decatur is
                                       responsible for the day-to-day management of the fund's investments. Mr. Beck, a Senior Vice President at DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware. Mr. Adams, a
                                       Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the
                                       University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                       Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of
                                       Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining
                                       Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University.


Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

                                      GPD-5

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

          -  adding the values of all securities investments and other assets;

          -  subtracting liabilities (including dividends payable); and

          -  dividing by the number of shares outstanding.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.


Each fund (other than for the Money Market Fund) typically values its securities investments as follows:

          - equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

          - debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities.

In certain circumstances, a fund may value its portfolio securities fair value as estimated in good faith under procedures established by each fund's board of trustees. Fair valuation may be used when market quotations are not readily available, or if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. The estimated fair value of a security may be higher or lower than the security's closing price in the relevant market.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.


SHARE CLASSES

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

MARKET TIMING

The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm a fund's performance. Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the funds and their shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

                                      GPD-6

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of certain of the funds for the past 5 years. Certain information reflects financial results for a single fund share. Data for the Service Class shares of certain funds is not yet available because the class had not commenced operations prior to the date of this Prospectus. Therefore, financial performance information about the funds' Standard Class shares has been provided; the Standard Class information, in turn, reflects the financial performance of each fund and its predecessor fund, which merged on April 30, 2003. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The total return of Service Class shares would have been lower because of the higher expenses of the Service Class. This information has been audited by Ernst& Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.



                            INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS FROM:
                                        NET REALIZED
                                            AND
              NET ASSET                 UNREALIZED
                VALUE         NET       GAIN (LOSS)   TOTAL FROM     NET      NET REALIZED             NET ASSET
              BEGINNING   INVESTMENT        ON        INVESTMENT  INVESTMENT    GAIN ON       TOTAL    VALUE END   TOTAL
PERIOD ENDED  OF PERIOD  INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS   DIVIDENDS  OF PERIOD  RETURN(3)
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(8)

12/31/2003    $   7.172         (0.029)        1.516       1.487          --            --        --   $   8.659      20.73%

Lincoln VIP Bond Fund(2),(8)

12/31/2003    $  13.700          0.323        (0.121)      0.202      (0.561)       (0.119)   (0.680)  $  13.222       1.58%

Lincoln VIP Capital Appreciation Fund(2),(8)

12/31/2003    $  14.021         (0.036)        2.781       2.745          --            --        --   $  16.766      19.58%

Lincoln VIP Equity-Income Fund(2),(11)

12/31/2003    $  12.653          0.163         3.921       4.084      (0.142)           --    (0.142)  $  16.595      32.35%
12/31/2002    $  15.339          0.162        (2.544)     (2.382)     (0.148)       (0.156)   (0.304)  $  12.653     (15.67%)
12/31/2001    $  17.443          0.197        (1.420)     (1.223)     (0.177)       (0.704)   (0.881)  $  15.339      (7.34%)
12/31/2000    $  22.047          0.164         1.583       1.747      (0.125)       (6.226)   (6.351)  $  17.443      10.62%
12/31/1999    $  21.715          0.189         1.204       1.393      (0.171)       (0.890)   (1.061)  $  22.047       6.27%

Lincoln VIP Global Asset Allocation Fund(2),(8),(10)

12/31/2003    $  11.578          0.062         1.411       1.473      (0.351)           --    (0.351)  $  12.700      13.07%

Lincoln VIP Growth and Income Fund(1),(6),(12)

12/31/2003    $  21.438          0.304         6.047       6.351      (0.287)           --    (0.287)  $  27.502      29.71%
12/31/2002    $  27.849          0.275        (6.422)     (6.147)     (0.264)           --    (0.264)  $  21.438     (22.07%)
12/31/2001    $  43.249          0.309        (3.823)     (3.514)     (0.278)      (11.608)  (11.886)  $  27.849     (11.21%)
12/31/2000    $  51.710          0.482        (5.129)     (4.647)     (0.492)       (3.322)   (3.814)  $  43.249      (9.63%)
12/31/1999    $  46.288          0.509         7.356       7.865      (0.497)       (1.946)   (2.443)  $  51.710      17.54%

Lincoln VIP International Fund(2),(8)

12/31/2003    $  10.573          0.154         3.107       3.261      (0.218)           --    (0.218)  $  13.616      31.03%

Lincoln VIP Managed Fund(1),(7),(13)

12/31/2003    $  11.881          0.245         2.458       2.703      (0.285)           --    (0.285)  $  14.299      22.90%
12/31/2002    $  13.825          0.347        (1.878)     (1.531)     (0.413)           --    (0.413)  $  11.881     (11.08%)
12/31/2001    $  16.918          0.443        (0.631)     (0.188)     (0.464)       (2.441)   (2.905)  $  13.825      (1.58%)
12/31/2000    $  18.910          0.628        (0.865)     (0.237)     (0.660)       (1.095)   (1.755)  $  16.918      (1.41%)
12/31/1999    $  18.971          0.622         0.767       1.389      (0.552)       (0.898)   (1.450)  $  18.910       7.72%

                              RATIO OF NET
               RATIO OF       INVESTMENT                NET ASSETS AT
              EXPENSES TO      INCOME TO     PORTFOLIO  END OF PERIOD
              AVERAGE NET     AVERAGE NET    TURNOVER      (000'S
PERIOD ENDED    ASSETS          ASSETS         RATE       OMITTED)
---------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(8)

12/31/2003           1.11%          (0.57%)     94%(9)  $        693

Lincoln VIP Bond Fund(2),(8)

12/31/2003           0.69%           3.84%     652%(9)  $     41,918

Lincoln VIP Capital Appreciation Fund(2),(8)

12/31/2003           1.06%          (0.37%)     21%(9)  $        458

Lincoln VIP Equity-Income Fund(2),(11)

12/31/2003           0.82%           1.15%     134%     $    810,728
12/31/2002           0.82%           1.16%     130%     $    618,330
12/31/2001           0.80%           1.23%     127%     $    799,166
12/31/2000           0.79%           0.89%     143%     $    866,074
12/31/1999           0.79%           0.86%     191%     $    990,758

Lincoln VIP Global Asset Allocation Fund(2),(8),(10)

12/31/2003           1.29%           0.83%     191%(9)  $        810

Lincoln VIP Growth and Income Fund(1),(6),(12)

12/31/2003           0.38%           1.28%      72%     $  2,242,161
12/31/2002           0.36%(4)        1.13%      68%     $  1,911,558
12/31/2001           0.36%           0.94%      78%     $  2,916,463
12/31/2000           0.36%           1.00%      65%     $  3,612,222
12/31/1999           0.36%           1.05%      16%     $  4,709,687

Lincoln VIP International Fund(2),(8)

12/31/2003           1.26%           2.08%      14%(9)  $     12,775

Lincoln VIP Managed Fund(1),(7),(13)

12/31/2003           0.50%           1.90%     237%     $    587,274
12/31/2002           0.47%(4)        2.69%     318%     $    524,827
12/31/2001           0.47%           2.93%     355%     $    690,682
12/31/2000           0.44%           3.46%     110%     $    759,875
12/31/1999           0.42%           3.25%      45%     $    927,572


                                      GPD-7

                            INCOME FROM INVESTMENT OPERATIONS     LESS DIVIDENDS FROM:
                                        NET REALIZED
                                            AND
              NET ASSET                 UNREALIZED
                VALUE         NET       GAIN (LOSS)   TOTAL FROM     NET      NET REALIZED             NET ASSET
              BEGINNING   INVESTMENT        ON        INVESTMENT  INVESTMENT    GAIN ON       TOTAL    VALUE END   TOTAL
PERIOD ENDED  OF PERIOD  INCOME (LOSS)  INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS   DIVIDENDS  OF PERIOD  RETURN(3)
---------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Money Market Fund(8)

12/31/2003    $  10.000          0.021            --       0.021      (0.021)           --    (0.021)  $  10.000       0.21%

Lincoln VIP Social Awareness Fund(2),(8)

12/31/2003    $  21.631          0.107         4.419       4.526      (0.166)           --    (0.166)  $  25.991      20.97%

Lincoln VIP Special Opportunities Fund(1),(14)

12/31/2003    $  22.471          0.390         7.227       7.617      (0.335)           --    (0.335)  $  29.753      33.99%
12/31/2002    $  26.006          0.418        (3.467)     (3.049)     (0.365)       (0.121)   (0.486)  $  22.471     (11.75%)
12/31/2001    $  25.846          0.431         0.098       0.529      (0.369)           --    (0.369)  $  26.006       2.16%
12/31/2000    $  28.225          0.536         3.153       3.689      (0.494)       (5.574)   (6.068)  $  25.846      16.04%
12/31/1999    $  33.416          0.482        (1.779)     (1.297)     (0.373)       (3.521)   (3.894)  $  28.225      (4.48%)

                              RATIO OF NET
               RATIO OF       INVESTMENT                NET ASSETS AT
              EXPENSES TO      INCOME TO     PORTFOLIO  END OF PERIOD
              AVERAGE NET     AVERAGE NET    TURNOVER      (000'S
PERIOD ENDED    ASSETS          ASSETS         RATE       OMITTED)
---------------------------------------------------------------------
Lincoln VIP Money Market Fund(8)

12/31/2003           0.78%           0.34%     N/A      $     11,750

Lincoln VIP Social Awareness Fund(2),(8)

12/31/2003           0.68%           0.72%      60%(9)  $      7,265

Lincoln VIP Special Opportunities Fund(1),(14)

12/31/2003           0.52%           1.56%      80%     $    541,170
12/31/2002           0.47%(4)        1.67%      55%     $    439,984
12/31/2001           0.48%           1.65%      73%     $    539,870
12/31/2000           0.49%           2.15%      75%     $    536,287
12/31/1999           0.44%           1.46%      96%     $    665,642



(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Growth and Income Fund, Inc. Lincoln National Managed Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. would have been 0.38%, 0.49%, and 0.49%, respectively.

(5) Effective January 1, 2004, T. Rowe Price Associates, Inc. replaced Putnam Investments as sub-advisor of the fund.

(6) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the fund. Effective July 1, 2002, Delaware Management Company, the fund's investment manager, assumed responsibility for the day-to-day management of the fund's investment portfolio.

(7) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
     (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(8) Operations related to the Service Class of the fund commenced on May 15, 2003. Ratios have been annualized and total return has not been annualized.

(9) The portfolio turnover is representative for the entire fund for the year ended December 31, 2003.

(10) Effective January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as sub-advisor of the fund.

(11) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Lincoln VIP Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(12) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Lincoln VIP Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(13) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Lincoln VIP Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(14) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Lincoln VIP Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.


                                      GPD-8

GENERAL INFORMATION


If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.


This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements, at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.


You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2004, into its prospectus. The Trust will provide a free copy of its SAI upon request.


You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.


For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090


                                      GPD-9

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                         AGGRESSIVE GROWTH FUND
                         BOND FUND
                         CAPITAL APPRECIATION FUND
                         EQUITY-INCOME FUND
                         GLOBAL ASSET ALLOCATION FUND
                         GROWTH AND INCOME FUND
                         INTERNATIONAL FUND
                         MANAGED FUND
                         MONEY MARKET FUND
                         SOCIAL AWARENESS FUND
                         SPECIAL OPPORTUNITIES FUND

                         1300 South Clinton Street
                         Fort Wayne, Indiana 46802


                 STATEMENT OF ADDITIONAL INFORMATION May 1, 2004


This Statement of Additional Information (SAI), which is not a prospectus, provides more information about the eleven series -- referred to as "funds" -- of Lincoln Variable Insurance Products Trust. The funds include the funds named in the above caption. Each fund offers two classes of shares: the Standard Class and the Service Class.


Each fund's audited financial statements and the report of Ernst & Young, LLP, independent auditors, are incorporated by reference to the fund's 2003 annual report. This SAI should be read in conjunction with the funds' prospectus dated May 1, 2004. You may obtain a copy of the funds' prospectus or a fund's annual report on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

May 1, 2004

TABLE OF CONTENTS


   DESCRIPTION OF THE TRUST AND THE FUNDS                                                  3

   FUNDAMENTAL INVESTMENT RESTRICTIONS                                                     3

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS                                              3

      INVESTMENT STRATEGIES AVAILABLE TO ALL FUNDS                                         4
      INVESTMENT STRATEGIES AVAILABLE TO ALL FUNDS EXCEPT MONEY MARKET FUND                5
      INVESTMENT STRATEGIES AND LIMITATIONS APPLICATIONS TO CERTAIN FUNDS                 13

   PORTFOLIO TRANSACTIONS AND BROKERAGE                                                   16

   PORTFOLIO TURNOVER                                                                     20

   TRUSTEES AND OFFICERS                                                                  20

   INVESTMENT ADVISER AND SUB-ADVISERS                                                    24

   ADMINISTRATION AGREEMENT                                                               27

   ACCOUNTING AGREEMENT                                                                   27

   CODE OF ETHICS                                                                         28

   DESCRIPTION OF SHARES                                                                  28

   RULE 12B-1 PLAN                                                                        29

   VALUATION OF PORTFOLIO SECURITIES                                                      30

   PURCHASE AND REDEMPTION INFORMATION                                                    30

   CUSTODIAN AND TRANSFER AGENT                                                           30

   INDEPENDENT AUDITORS                                                                   31

   FINANCIAL STATEMENTS                                                                   31

   TAXES                                                                                  31

   APPENDIX A                                                                             32

   APPENDIX B                                                                             34

DESCRIPTION OF THE TRUST AND THE FUNDS


Lincoln Variable Insurance Product Trust (the Trust), a Delaware statutory trust formed on February 1st, 2003, is an open-end management investment company. Prior to April 30, 2003, each fund was organized as a separate Maryland corporation (each, a predecessor fund). The eleven series of the Trust are each successors to a predecessor fund, the assets and liabilities of which were acquired and assumed, respectively, on April 30, 2003. Each fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of a fund will be achieved. References to adviser in this SAI include both Delaware Management Company (DMC) and the fund's sub-adviser, if any, unless the context otherwise indicates.


FUNDAMENTAL INVESTMENT RESTRICTIONS


The funds have adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a fund's outstanding shares. Such majority is defined in the Investment Company Act of 1940 (1940 Act) as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.


Each fund may not:

     1. Change its investment objective.

     2. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

     3. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

     4. Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     6. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

     7. Make loans of any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

     8. With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or
     (ii) securities of other investment companies.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The prospectus discusses each fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund's adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

INVESTMENT STRATEGIES AVAILABLE TO ALL FUNDS

MONEY MARKET INSTRUMENTS. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers' acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers' acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers' acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers' acceptances can be as long as 270 days, most bankers' acceptances have maturities of six months or less.

LENDING OF PORTFOLIO SECURITIES. A fund may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities, including the fund, to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser or its affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

REPURCHASE AGREEMENTS. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

U.S. GOVERNMENT SECURITIES. A fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association
(GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.


INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES. The funds are permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, none of funds may operate as a "fund of funds." In addition, certain sub-advisers may invest fund assets in money market funds that they advise or in other investment companies.

EXCHANGE-TRADED FUNDS ("ETFs"). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.


INVESTMENT STRATEGIES AVAILABLE TO ALL FUNDS EXCEPT MONEY MARKET FUND


OPTIONS ON SECURITIES. The funds may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant
(FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of a fund's options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

A fund's written options positions will be covered at all times. A call option written by a fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by a fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. A fund may also cover a written options position by segregating cash or liquid securities equal to the fund's net uncovered obligation.

The effective use of options also depends on the fund's ability to terminate option positions at times when the adviser deems it desirable to do so. Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option's expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

SPREADS AND STRADDLES. In addition to the options strategies described previously, a fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously. Accordingly, the fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases by greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

FUTURES CONTRACTS. The funds may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an FCM when the contract is entered into. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.


Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), each fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of

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view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund's access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.


OPTIONS ON FUTURES CONTRACTS. A fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. With respect to long positions assumed by the fund, the fund will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other liquid assets. The fund does not intend to leverage the futures contracts.

ILLIQUID INVESTMENTS. The funds may invest in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund's investments could be impaired if trading fails to further develop, or if it declines. The board of trustees will carefully monitor the fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

BORROWING. Each fund may borrow money to the extent permitted under the 1940 Act. If a fund borrows money, its share price may be subject to greater fluctuation until the amount borrowed is paid off. Purchasing securities when the fund has borrowed money may involve an element of leverage.

PLEDGING ASSETS. A fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the "Borrowing" restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

FOREIGN CURRENCY TRANSACTIONS. A fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. A fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the adviser anticipates. For example, if a currency's value rose at a time when the adviser had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If the adviser hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that the adviser's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to those of options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a

Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission (SEC). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the fund to liquidate open positions at a profit before exercise or expiration, or to limit losses in the event of adverse market movements.

FOREIGN OPTIONS AND FUTURES MARKETS. Options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

DEBT AND OTHER FIXED-INCOME SECURITIES. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers.

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.

A fund's share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody's Investors Service (Moody's) or Standard & Poor's Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.


HIGH-YIELD FIXED-INCOME SECURITIES (JUNK BONDS). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as junk bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds. Each fund (except the Money Market Fund) may invest up to 15% of its total assets in junk bonds. However, the Managed Fund and the Bond Fund may not invest in foreign junk bonds.


Junk bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of junk bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of junk bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of junk bonds. Junk bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for junk bonds.

The market for junk bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, junk bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

SHORT SALES. Stocks underlying a fund's convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

A fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.


REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.


FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The considerations noted previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.


TEMPORARY DEFENSIVE STRATEGIES
In response to market, economic, political or other conditions, the funds may temporarily use a different investment strategy for defensive purposes. If the funds do so, different factors could affect fund performance and the funds may not achieve their investment objectives.

INVESTMENT STRATEGIES AND LIMITATIONS APPLICABLE TO CERTAIN FUNDS


DELAYED DELIVERY AND WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS (AGGRESSIVE GROWTH AND CAPITAL APPRECIATION FUNDS ONLY). Each fund may purchase securities on a delayed delivery or when-issued basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. At the time the fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The fund will also establish a segregated account with the fund's custodian bank in which it will continuously maintain cash or liquid assets equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the fund may purchase securities on such basis without limit. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the fund's net asset value. The board of trustees does not believe that the fund's net asset value or income will be adversely affected by its purchases of securities on such basis.

SPECIAL SITUATIONS (AGGRESSIVE GROWTH AND CAPITAL APPRECIATION FUNDS ONLY). A fund may invest in certain securities under special situations. A special situation arises when, in the adviser's opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

A fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.

REVERSE REPURCHASE AGREEMENTS (CAPITAL APPRECIATION AND EQUITY-INCOME FUNDS
ONLY). In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities.

While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the board of trustees, or its delegate, deems creditworthy. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage.

SWAPS AND SWAPS-RELATED PRODUCTS (CAPITAL APPRECIATION, EQUITY-INCOME AND GLOBAL ASSET ALLOCATION FUNDS ONLY). A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities. An interest rate swap is a contract in which two parties exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another). A cap is a contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter. A floor is a contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

The fund will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest credit rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the fund sells (i.e., writes) caps and floors, it will maintain cash or liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors in a segregated account.

There is no limit on the amount of interest rate swap transactions that may be entered into by the fund. These transactions may in some instances involve the delivery of securities or other underlying assets by the fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described previously.

RIGHTS AND WARRANTS (EQUITY-INCOME AND INTERNATIONAL FUNDS ONLY). Each fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.

SECTOR CONCENTRATION (AGGRESSIVE GROWTH FUND ONLY). The fund may concentrate its investments in specific sectors of the economy. The fund, however, will never invest more than 25% of its total assets in any single industry within a sector of the economy. Sector investments also will be limited to the greater of twice the percentage weighting in any one sector when compared to its representation in the fund's stock market index benchmark or 25% of the fund's total assets. The risk of sector investing is that adverse conditions affecting one sector in which the fund has concentrated its investments could cause the value of the fund's shares and investments to fluctuate or decline independently of the performance of the economy or the stock markets in general.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS (EQUITY-INCOME FUND ONLY). Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of the borrower's failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS (EQUITY-INCOME FUND ONLY). The Equity-Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put option if, as a result, the fund's total obligations upon settlement or exercise of purchased future contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to securities that incorporate features similar to options.

INDEXED SECURITIES (EQUITY-INCOME FUND ONLY). Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currency values increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.


FOREIGN CURRENCY DENOMINATED CASH (INTERNATIONAL FUND ONLY). To facilitate overseas securities transactions, the fund may hold a portion of its assets in foreign-currency-denominated cash or cash equivalents and foreign government securities. The amount held in cash may range between 2% and 15% of fund assets, although the fund anticipates that under normal circumstances, less than 10% of fund assets would be held in cash. The amount held in cash equivalents, combined with all other non-U.S. debt securities and money market instruments, would not exceed 35% of the fund's assets.

SEC NAME RULE REQUIREMENT (BOND AND EQUITY-INCOME FUNDS ONLY).


BOND FUND. The fund's policy of normally investing at least 80% of its assets in debt securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.

EQUITY-INCOME FUND. The fund's policy of normally investing at least 80% of its assets in equity securities is a non-fundamental policy changeable only upon 60 days' prior notice to shareholders.


STRATEGY RANGES (GLOBAL ASSET ALLOCATION FUND ONLY).

As set forth in the Prospectus, under normal market conditions, the Global Asset Allocation Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Asset Allocation Fund generally expects to allocate its assets among the various asset classes. The Global Asset Allocation fund may exceed these Strategy Ranges and may modify them in the future.



                    ASSET CLASS                                  STRATEGY RANGES
                    ------------------------------------------------------------
                    U.S. Equities                                      10 to 70%
                    Global (Ex-U.S.) Equities                           0 to 52%
                    Emerging Market Equities                            0 to 13%
                    U.S. Fixed Income                                   0 to 51%
                    Global (Ex-U.S.) Fixed Income                       0 to 39%
                    High Yield Fixed Income                             0 to 13%
                    Emerging Market Debt                                0 to 12%
                    Cash Equivalents                                    0 to 50%


PORTFOLIO TRANSACTIONS AND BROKERAGE


The adviser and the sub-adviser of each fund are responsible for decisions to buy and sell securities and other investments for each fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The adviser and the sub-adviser of each fund currently provide investment advice to a number of other clients. It will be the practice of the adviser and each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the adviser and the sub-adviser consider are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser or sub-adviser provides investment advice (including affiliates of the adviser or sub-adviser, as the case may be).

On occasions when the adviser or the sub-adviser to a fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its' other clients, the adviser or sub-adviser, as the case may be, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its' other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser or sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Portfolio securities are not purchased from or sold to the adviser, the sub-adviser or any affiliated person (as defined in the 1940
Act) of the adviser or sub-adviser, as the case may be.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser or the sub-adviser to a fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The board of trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports from the adviser and each sub-adviser, as well as published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser and each sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser or sub-adviser regards as a useful supplement of its own internal research capabilities.

The adviser and each sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser or sub-adviser, as the case may be; in addition, the adviser and each sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2003, the total amount of brokerage transactions directed to these brokers and the total commissions paid with respect to such transactions are set forth in the second table below. Research services furnished by brokers are for the benefit of all the clients of the adviser or sub-adviser, as the case may be, and not solely or necessarily for the benefit of the fund. The adviser and each sub-adviser believe that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser or to any sub-adviser by any amount that might be attributable to the value of such services.

During the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the funds incurred brokerage commissions as follows:

BROKERAGE AND RESEARCH SERVICES



                                                      2003              2002           2001
Aggressive Growth Fund                            $    711,277      $    752,025   $    592,950
Bond Fund                                                  N/A               N/A            N/A
Capital Appreciation Fund                              454,927           801,630      1,496,350
Equity Income Fund                                   3,065,867(a)      2,721,269      2,293,380
Global Asset Allocation Fund                           471,542           517,220        549,583
Growth and Income Fund                               4,835,198         2,711,824        531,466
International Fund                                     133,426               N/A        281,168
Managed Fund                                         1,101,231         1,076,752      1,046,331
Money Market Fund                                          N/A               N/A            N/A
Social Awareness Fund                                1,884,677         1,532,716      1,921,259
Special Opportunities Fund                           1,707,734         1,118,278      1,281,179



(a) of which $64,689.80 (2.11%) was paid to Fidelity Capital Markets ("FCM"), an affiliate of Fidelity Management & Research Company in 2003.

During the fiscal year ended December 31, 2003, the adviser or sub-adviser, as appropriate, for each of the following funds allocated the following amount of transactions to broker-dealers that provided them with certain research, statistics and other information:



                                                                      RELATED BROKERAGE
                                                    TRANSACTIONS         COMMISSIONS
Aggressive Growth Fund                            $    163,374,016    $         311,395
Capital Appreciation Fund                               37,634,748              177,707
Equity Income Fund                                               *                    *
Global Asset Allocation Fund                            95,412,055              202,569
Growth and Income Fund                               1,876,317,928            3,060,951
International Fund                                       4,816,246               11,996
Managed Fund                                           295,585,271              504,877
Social Awareness Fund                                  696,438,395            1,191,572
Special Opportunities Fund                             419,412,107              963,182



* Because all Fidelity clients benefit indirectly from services purchased with soft dollar credits, Fidelity Management & Research Company is unable to accurately estimate specific dollar amounts attributable solely to the Equity Income Fund.

PURCHASES OF SECURITIES OF "REGULAR" BROKERS OR DEALERS

As of December 31, 2003, the following funds held securities issued by their "regular" brokers-dealers or the parent companies of their "regular" broker-dealers:



                                                  VALUE OF SECURITIES
                                                      OF "REGULAR"
                                                     BROKER-DEALERS
Bond Fund
   CS First Boston                                $        19,482,716
   Bear Stearns                                             3,970,000
   Morgan Stanley                                           2,320,000

Equity-Income Fund
   Bank of America                                $        18,394,341
   Morgan Stanley                                          34,091,217

                                                  VALUE OF SECURITIES
                                                      OF "REGULAR"
                                                     BROKER-DEALERS
Global Asset Allocation Fund
   Merrill Lynch                                  $           633,259
   Goldman Sachs                                              242,876
   Morgan Stanley                                             345,708
   Citigroup Global Markets                                 3,115,015
   JP Morgan                                                1,157,589
   Credit Suisse First Boston                                 137,881
   Wachovia Securities                                        785,042
   Lehman Brothers                                             99,795
   Bank of America Corporation                              1,419,973

Growth and Income Fund
   Goldman Sachs                                  $        11,827,854
   Bear Stearns                                            13,335,660
   Morgan Stanley                                          13,067,046
   Lehman Brothers                                         10,355,202
   SEI Corp.                                                3,181,068

Managed Fund
   Goldman Sachs                                  $           455,000
   CS First Boston                                          3,303,138
   Bear Stearns                                               745,000
   Morgan Stanley                                             430,000

Money Market Fund
   Goldman Sachs                                  $        18,636,993

Social Awareness Fund
   Goldman Sachs                                  $            56,000
   Bear Stearns                                                63,700
   Morgan Stanley                                             172,500
   SEI Corp.                                                   65,200
   Merrill Lynch                                               61,500

Special Opportunities Fund
   Alliance Capital Management                    $         1,451,250
   A.G. Edwards                                             2,115,832
   Bear Stearns                                             5,212,740
   SEI Corp.                                                1,371,150


COMMISSION RECAPTURE PROGRAM


From time to time the board of trustees for the Equity-Income Fund will review whether the fund's subadviser FMR's recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The board of trustees, with assistance from the sub-adviser, intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

PORTFOLIO TURNOVER

A portfolio turnover rate is the percentage computed by dividing the lesser of a fund's purchases or sales of securities (excluding short-term securities) by the average market value of the fund's portfolio securities. The adviser intends to manage each fund's assets (except for the Money Market Fund) by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a fund's current income available for distribution to its shareholders. While the funds are not managed with the intent of generating short-term capital gains, each fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

TRUSTEES AND OFFICERS

The board of trustees oversees the management of each fund and elects the Trust's officers. The trustees have the power to amend the Trust's bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The trustees hold their position until their successors are elected and qualify. The funds' officers are re-elected annually and are responsible for the day-to-day operations of the funds. Information pertaining to the trustees and executive officers of the funds is set forth below. Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as independent trustees. The trustees were re-elected at the Special Meeting of Stockholders of the funds on December 9, 2002 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term "Fund Complex" includes the eleven funds of the Trust and Lincoln National Variable Annuity Fund A.

INTERESTED TRUSTEES*


                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                                                                PRINCIPAL            FUND
                               POSITION(S)           TERM OF OFFICE           OCCUPATION(S)        COMPLEX          OTHER BOARD
NAME, ADDRESS AND               HELD WITH             AND LENGTH OF            DURING PAST       OVERSEEN BY        MEMBERSHIPS
DATE OF BIRTH                    THE FUND              TIME SERVED              FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
KELLY D. CLEVENGER*        Chairman, President  Chairman since August     Vice President, The        12       Lincoln Retirement
1300 S. Clinton Street     and Trustee          1995; President and       Lincoln National Life               Services Company, LLC
Fort Wayne, IN 46802                            Trustee since November    Insurance Company.
DOB: 07/25/52                                   1994.                     Vice President,
                                                                          Lincoln Retirement
                                                                          Services Company, LLC

JANET CHRZAN**             Trustee              Trustee since August      Vice President, The        12       N/A
1300 S. Clinton Street                          2003                      Lincoln National Life
Fort Wayne, In 46802                                                      Insurance Company;
DOB: 10/14/48                                                             formerly Chief
                                                                          Financial Officer,
                                                                          Lincoln National Life
                                                                          Insurance Company.



* Kelly D. Clevenger, currently Chairman and President of the funds, is an interested person of the Trust by reason of his being an officer of Lincoln Life.

** Janet Chrzan, a trustee of the Trust, is an interested person of the Trust by reason of her being a Vice President of Lincoln Life.


INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                                                                PRINCIPAL            FUND
                               POSITION(S)           TERM OF OFFICE           OCCUPATION(S)        COMPLEX          OTHER BOARD
NAME, ADDRESS AND               HELD WITH             AND LENGTH OF            DURING PAST       OVERSEEN BY        MEMBERSHIPS
DATE OF BIRTH                    THE FUND              TIME SERVED              FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
JOHN B. BORSCH             Trustee              Trustee since December    Retired; formerly          12                N/A
1300 S. Clinton Street                          1981                      Associate Vice
Fort Wayne, IN 46802                                                      President,
DOB: 06/09/33                                                             Investments,
                                                                          Northwestern
                                                                          University.

NANCY L. FRISBY            Trustee              Trustee since April       Vice President and         12                N/A
1300 S. Clinton Street                          1992.                     Chief Financial
Fort Wayne, IN 46802                                                      Officer, Desoto
DOB: 11/10/41                                                             Memorial Hospital;
                                                                          formerly Chief
                                                                          Financial Officer,
                                                                          Bascom Palmer Eye
                                                                          Institute, University
                                                                          of Miami School of
                                                                          Medicine; formerly
                                                                          Vice President and
                                                                          Chief Financial
                                                                          Officer, St. Joseph
                                                                          Medical Center, Inc.

KENNETH G. STELLA          Trustee              Trustee since February    President, Indiana         12       First National Bank &
1300 S. Clinton Street                          1998                      Hospital & Health                   Trust of Kokomo.
Fort Wayne, IN 46802                                                      Association.
DOB: 08/20/43

OFFICERS WHO ARE NOT TRUSTEES


                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                                                                PRINCIPAL            FUND
                               POSITION(S)           TERM OF OFFICE           OCCUPATION(S)        COMPLEX          OTHER BOARD
NAME, ADDRESS AND               HELD WITH             AND LENGTH OF            DURING PAST       OVERSEEN BY        MEMBERSHIPS
DATE OF BIRTH                    THE FUND              TIME SERVED              FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
CYNTHIA A. ROSE            Secretary            Secretary since February  Assistant Secretary,       N/A               N/A
1300 South Clinton Street                       1995.                     Lincoln National
Fort Wayne, IN 46802                                                      Corporation; formerly
DOB: 04/24/54                                                             Secretary and
                                                                          Assistant Vice
                                                                          President, The
                                                                          Lincoln National Life
                                                                          Insurance Company.

SHERYL L. STURGILL         Chief Accounting     Chief Accounting Officer  Director of Separate       N/A               N/A
1300 S. Clinton Street     Officer              since November 2003       Accounts, The Lincoln
Fort Wayne, IN 46802                                                      National Life
DOB: 07/04/59                                                             Insurance Company;
                                                                          formerly Compliance
                                                                          Director and Senior
                                                                          Business Controls
                                                                          Consultant, Lincoln
                                                                          National Reassurance
                                                                          Company

ELDON J. SUMMERS           Second Vice          Second Vice President     Treasurer, Second          N/A               N/A
1300 S. Clinton Street     President and        and Treasurer since       Vice President, The
Fort Wayne, IN 46802       Treasurer            May 2003.                 Lincoln National Life
DOB: 12/06/50                                                             Insurance Company;
                                                                          formerly Assistant
                                                                          Vice President and
                                                                          Senior Treasury
                                                                          Consultant, Lincoln
                                                                          National Corporation.

RISE C. M. TAYLOR          Vice President and   Vice President and        Vice President, The        N/A               N/A
1300 S. Clinton Street,    Assistant Treasurer  Assistant Treasurer       Lincoln National Life
Fort Wayne, In 46802.                           since August 2003.        Insurance Company
DOB: 12/19/67.                                                            (January 2001 to
                                                                          present); formerly:
                                                                          Portfolio Manager of
                                                                          Lincoln Investment
                                                                          Management (May 1998
                                                                          to December 2000).


BOARD COMMITTEES


The board of trustees has established an Audit Committee, which is responsible for overseeing the funds' financial reporting process on behalf of the board of trustees and for reporting the result of their activities to the board. The Audit Committee will assist and act as a liaison with the board of trustees in fulfilling the board's responsibility to shareholders of the funds and others relating to oversight of fund accounting, the funds' system of control, the funds' process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the funds. The members of the Audit Committee include all of the independent trustees: John B. Borsch, Nancy L. Frisby, and Kenneth G. Stella. The Audit Committee met four times during the last fiscal year. On February 24, 2004, the board of trustees established a Nominating Committee consisting of all of the independent trustees. The board does not have a valuation committee.

OWNERSHIP OF SECURITIES


As of December 31, 2003, the trustees and officers as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of each of the funds. As of December 31, 2003, the dollar range of equity securities owned beneficially by each trustee in the funds and in any registered investment companies overseen by the trustees within the same family of investment companies as the funds is as follows:


INTERESTED TRUSTEES


                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS               FAMILY OF INVESTMENT COMPANIES
Kelly D. Clevenger    International Fund -- $1 - $10,000
                      Aggressive Growth Fund -- $1 - $10,000                                     $10,001 - $50,000

Janet Chrzan          Capital Appreciation Fund -- $1 - $10,000
                      Equity Income Fund -- $1 - $10,000                                            $1 - $10,000


INDEPENDENT TRUSTEES


                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS               FAMILY OF INVESTMENT COMPANIES
John B. Borsch, Jr.   Lincoln National Variable Annuity Fund A -- $10,001 - $50,000              $10,001 - $50,000

Nancy L. Frisby       Capital Appreciation Fund -- $1 - $10,000                                    Over $100,000
                      Growth & Income Fund -- $10,001 - $50,000
                      Managed Fund -- $50,001 - $100,000
                      Small Cap Index Fund -- $10,001 - $50,000
                      Social Awareness Fund -- $10,001 - $50,000
                      Special Opportunities Fund -- $10,001 - $50,000

Kenneth G. Stella     None                                                                              None



The Fund Complex pays each independent trustee an annual fee of $10,000 and an aggregate per day meeting fee of $2500 for attending meetings of the board of trustees or committees of the board of trustees attended by the independent trustees. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers who are employed by the adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Trust. The following table illustrates the compensation expected to be paid to the independent trustees by the Trust as well as compensation expected to be paid to the independent trustees by the Fund Complex for the Trust's first full fiscal year ending December 31, 2004.


                               COMPENSATION TABLE


                                        AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM THE
NAME OF PERSON, POSITION                    FROM THE TRUST            TRUST AND FUND COMPLEX
JOHN B. BORSCH, JR.
Trustee                                     $       25,000                 $   26,619
NANCY L. FRISBY
Trustee                                             27,000                     29,274
KENNETH G. STELLA
Trustee                                             25,000                     25,000

INVESTMENT ADVISER AND SUB-ADVISERS


INVESTMENT ADVISER: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the SEC as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the SEC as an investment adviser, and it or its predecessors have served as investment advisers to mutual funds for over sixty years.

The advisory fee rates paid by both the Standard Class and the Service Class of each fund to DMC are set forth in the following table:


                                               ANNUAL FEE RATE BASED ON
FUND                                        AVERAGE DAILY NET ASSET VALUE
Aggressive Growth                    .75 of 1% of the first $200 million;
                                     .70 of 1% of the next $200 million; and
                                     .65 of 1% of the excess over $400 million

Capital Appreciation                 .75 of 1% of the first $500 million; and
                                     .70 of 1% of the excess over $500 million

Equity-Income                        .75 of 1% of the first $500 million; and
                                     .70 of 1% of the excess over $500 million

Global Asset Allocation              .75 of 1% of the first $200 million;
                                     .70 of 1% of the next $200 million; and
                                     .68 of 1% of the excess over $400 million

International                        .90 of 1% of the first $200 million;
                                     .75 of 1% of the next $200 million; and
                                     .60 of 1% in excess over $400 million

All other funds                      .48 of 1% of the first $200 million;
                                     .40 of 1% of the next $200 million; and
                                     .30 of 1% in excess over $400 million


During the last three years, the advisor received the amounts, as illustrated in the table below, for investment advisory services with respect to each fund and its predecessor fund:

ADVISORY FEES PAID BY EACH FUND AND ITS PREDECESSOR FUND



                                          2003           2002           2001
Aggressive Growth Fund                $  1,741,513   $  2,010,274   $  2,914,057
Bond Fund                                3,125,609      2,477,538      1,920,922
Capital Appreciation Fund                5,234,946      6,474,787      9,649,668
Equity-Income Fund                       5,026,515      5,248,499      5,969,794
Global Asset Allocation Fund             1,808,441      2,072,053      2,498,600
Growth and Income Fund                   6,553,589      7,619,463      9,893,475
International Fund                       2,459,330      2,548,090      2,925,794
Managed Fund                             2,184,742      2,372,336      2,686,898
Money Market Fund                        1,890,232      1,961,848      1,428,840
Social Awareness Fund                    3,332,744      3,702,427      4,581,293
Special Opportunities Fund               1,941,013      2,090,889      2,144,808


Under a management agreement dated January 1, 2003 (the Management Agreement), the adviser manages each fund's portfolio investments and reports to the board of trustees. With limited exception, each fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund's books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.

SUB-ADVISERS. As adviser, DMC is primarily responsible for investment decisions affecting each of the funds under its management. However, DMC has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                         ANNUAL FEE RATE BASED ON
FUND                            SUB-ADVISER                           AVERAGE DAILY NET ASSET VALUE
Aggressive Growth          T. Rowe Price                0.50% for the first $250 million of the fund's average daily net
                           Associates, Inc.             assets; and 0.45% of any excess of the fund's average daily net
                           (T. Rowe Price)              assets over $250 million
                           100 East Pratt Street
                           Baltimore, MD 21202

Capital Appreciation       Janus Capital                0.55% of the first $100 million of the fund's average daily net
                           Management LLC               assets; 0.50% of the next $400 million of the fund's average daily
                           (Janus)                      net assets; and 0.45% of the excess of the fund's average daily net
                           151 Detroit Street           assets over $500 million
                           Denver, CO 80206

Equity Income              Fidelity Management &        0.48%
                           Research Company.(FMR)
                           82 Devonshire Street
                           Boston, MA 02109

Global Asset Allocation    UBS Global Asset             0.47% of the first $200 million of the fund's average daily net
                           Management (Americas) Inc.   assets; 0.42% of the next $200 million of the fund's average daily
                           (UBS Global AM)              net assets; and 0.40% of any excess of the fund's average daily net
                           One North Wacker Drive       assets over $400 million
                           Chicago, IL 60606

International              Delaware International       0.50% of the first $200 million; 0.40% of the next $200 million; and
                           Advisers Ltd.(DIAL)          0.35% of the excess over $400 million
                           80 Cheapside,
                           London, England
                           EC2V 6EE



Janus is a direct subsidiary of Janus Capital Group Inc. ("JCG"). JCG is a publicly traded holding company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.


FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co., Inc. (FMRC). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

FMR has entered into a Sub-Sub-Advisory Agreement with FMRC to permit FMR to delegate discretionary management of the Equity-Income Fund's investments to FMRC. FMR will pay FMRC a monthly fee equal to 50% of the management fee DMC will be obligated to pay FMR under its Sub-Advisory Agreement. FMRC is a wholly-owned subsidiary of FMR.


T. Rowe Price is one of the nation's largest investment management firms for individual and institutional investors, retirement plans and financial intermediaries. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

UBS Global AM, a Delaware corporation, is an investment advisor registered with the U.S. Securities and Exchange Commission. UBS Global AM is an indirect, wholly owned subsidiary of UBS Global Asset Management Division (UBS AG). UBS AG is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

DIAL is an indirect wholly-owned subsidiary of Delaware Management Holdings, Inc., which is an indirect wholly-owned subsidiary of LNC. DIAL serves as investment manager to the international and global funds in the Delaware Investments Family of Funds, as well as the International Fund. DIAL also provides investment management services to large institutional clients such as pension plans, foundations and endowments. DIAL is registered as an investment adviser with the SEC and is regulated in the conduct of its business by the Financial Services Authority in the U.K.

During the last three years, sub-advisers received the following amounts for investment sub-advisory services with respect to the management of each fund and its predecessor fund. DMC, not the fund, pays all sub-advisory fees owed.


SUB-ADVISORY FEES PAID BY THE ADVISER


                                             2003           2002           2001
Aggressive Growth Fund*                  $  1,151,680   $  1,396,704   $  1,926,571
Bond Fund                                         N/A            N/A            N/A
Capital Appreciation Fund                   3,475,370      4,450,306      6,306,156
Equity-Income Fund                          3,213,863      3,480,961      3,930,008
Global Asset Allocation Fund**              1,121,643      1,309,696      1,536,819
Growth and Income Fund***                         N/A            N/A      6,209,829
International Fund                          1,322,061      1,421,700      1,600,111
Managed Fund                                      N/A            N/A            N/A
Money Market Fund                                 N/A            N/A            N/A
Social Awareness Fund                             N/A            N/A            N/A
Special Opportunities Fund                        N/A            N/A            N/A



*FROM MAY 1, 1999 THROUGH DECEMBER 31, 2003, PUTNAM INVESTMENT MANAGEMENT, LLC SERVED AS SUB-ADVISER OF THE AGGRESSIVE GROWTH FUND AND ITS PREDECESSOR FUND.

**FROM JUNE 8, 1987 THROUGH DECEMBER 31, 2003, PUTNAM INVESTMENT MANAGEMENT, LLC SERVED AS SUB-ADVISER OF THE GLOBAL ASSET ALLOCATION FUND AND ITS PREDECESSOR FUND.

***FROM JULY 30, 2000 TO JUNE 30, 2002, GOLDMAN SACHS ASSET MANAGEMENT SERVED AS SUB-ADVISER OF THE LINCOLN NATIONAL GROWTH AND INCOME FUND, INC., THE PREDECESSOR FUND TO THE GROWTH AND INCOME FUND.


SERVICE MARKS. The service mark for the funds and the name Lincoln have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the funds.


In the prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund T. Rowe Price with the Aggressive Growth Fund and UBS Global AM with the Global Asset Allocation Fund. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


BOARD APPROVAL OF ADVISORY CONTRACTS. In evaluating the Management Agreement dated January 1, 2003, the predecessor funds' boards of directors considered comprehensive materials. The boards considered detailed management fee and expense information for each fund and for peer funds for 2001. They considered the adviser's management fee for the management of comparable mutual funds in the Delaware Investments family of mutual funds. The boards also evaluated the profitability to the adviser and its affiliates that results from their association with the funds.

The boards believed that the additional fees and expenses are necessary to address the increasing expenses of operating a mutual fund. Certain expenses either did not exist or were very minimal at the time of the inception of the funds, such as pricing services. Also, the regulatory burden has increased for mutual funds with a resulting increase in legal and compliance costs. Further, the expenses associated with recruiting and retaining qualified investment and service professionals in this increasingly competitive industry have grown.

The boards believed that the proposed increase in operating expenses is fair and reasonable and will not result in inappropriate levels of profitability for the adviser and its affiliates. Further, the additional resources may enhance both investment services and administration services to the funds. Quality, long-term service and qualified investment and service professionals may help to achieve solid investment performance.

In addition, the directors evaluated a wide range of information of the type they regularly consider when determining to continue a fund's advisory agreement as in effect from year to year. After carefully considering all relevant information , the directors, including the independent directors, unanimously voted to approve the Management Agreement. The management agreement has also been approved by the Trust's board of trustees, including a majority of the independent trustees.


In connection with the approval or re-approval of each fund's sub-advisory agreement, if applicable, the trustees of the Trust and the directors of each predecessor fund, including the independent directors, requested and received from the sub-adviser, and reviewed, a wide variety of information. In approving or re-approving the sub-advisory agreement, and in evaluating the fairness of the compensation to be paid by the fund, the directors took into account principally the nature, quality and extent of the services performed by the sub-adviser, in relation to fees received under the agreement. Thus, the directors considered the personnel, technical resources, operations and investment management capabilities, methodologies and performance of the sub-adviser.


The directors also considered other factors in approving or re-approving any sub-advisory agreement, including the performance of other funds in the market pursuing broadly similar strategies, the fees and expenses borne by those funds, the costs to the sub-adviser of providing the services, and the profitability of the advisory organization's relationship with the fund. In addition, the directors considered the brokerage services received by the fund. Based on this review, it was the judgment of the directors and the independent directors that approval or re-approval of the sub-advisory agreement was in the interests of the fund and its shareholders/contract owners. The board of trustees of the Trust, including a majority of independent trustees, also approved the sub-advisory agreements.


At the direction of the Board of Trustees, the sub-advisory agreements between DMC and Putnam for the Aggressive Growth Fund and Global Asset Allocation Fund were terminated, effective December 31, 2003. Interim sub-advisory agreements between DMC and T. Rowe Price for the Aggressive Growth Fund and DMC and UBS Global AM for the Global Asset Allocation Fund became effective January 1, 2004. These sub-advisory agreements were approved at a meeting of the Board of Trustees on December 30, 2003. Such agreements were approved within 10 days of the termination of the former sub-advisory agreements as required by Rule 15a-4 under the 1940 Act. The sub-advisory agreements are substantially identical in all material respects to the former sub-advisory agreements, except that they have a maximum term of 150 days as required by Rule 15a-4 under the 1940 Act. The sub-advisory agreements provide for the same level of compensation to the sub-advisers as under the former sub-advisory agreements. If required by law, the shareholders of the Aggressive Growth Fund and the Global Asset Allocation Fund will receive a proxy statement soliciting their vote for approval of the sub-advisory agreements.


FUND EXPENSES. Expenses specifically assumed by each fund under its advisory agreement include, among others, compensation and expenses of the members of the fund's board of trustees who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.


PROXY VOTING POLICIES AND PROCEDURES. The board of trustees has delegated to each Fund's adviser or sub-adviser, as appropriate, responsibility for voting any proxies relating to portfolio securities held by the Fund in accordance with the adviser's or sub-adviser's proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the Funds, the adviser and the sub-advisers on behalf of the Funds, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.


ADMINISTRATION AGREEMENT

The board of directors of each predecessor fund and the board of trustees of the Trust approved a new administration agreement dated January 1, 2003 (the Administration Agreement), between the funds and The Lincoln National Life Insurance Company (Lincoln Life), an affiliate of the funds' adviser. Pursuant to the Administration Agreement, Lincoln Life provides various administrative services necessary for the operation of the funds. These services include, among others: coordination of all service providers; providing personnel and office space; maintenance of each fund's books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As compensation for providing these administrative services, each fund pays Lincoln Life an annual fee of $15,000 plus the cost of certain support services provided to the funds such as legal and corporate secretary services.

ACCOUNTING AGREEMENT

The funds have entered into an accounting services agreement (the Accounting Agreement) with Delaware Management Holdings, Inc., Delaware Service Company, Inc. (collectively "Delaware"), and Lincoln Life pursuant to which Delaware provides certain accounting services for the funds. Delaware and Lincoln Life are affiliates of the funds' adviser. Lincoln Life also serves as the funds' administrator. Services provided under the Accounting Agreement include, among others, the calculation and communication of the daily net asset values of each fund's shares, the determination of distributions to shareholders, and the resolution of daily pricing and custody discrepancies. For these services, the funds pay Delaware at the annual fee rates set forth in the following table. The fees are payable on a monthly basis.


FUND                                     ANNUAL RATE AS A PERCENT OF AVERAGE DAILY NET ASSETS
   Aggressive Growth Fund                $65,000 on the first $100 million or minimum;
   Bond Fund                             0.0375% over $100 million to $500 million;
   Capital Appreciation Fund             0.0350% over $500 million to $1 billion;
   Equity-Income Fund                    0.0300% over $1 billion to $5 billion;
   Growth and Income Fund                0.0250% over $5 billion to $8 billion;
   Managed Fund                          0.0200% over $8 billion to $10 billion; and
   Money Market Fund                     0.0100% over $10 billion.
   Social Awareness Fund
   Special Opportunities Fund

   Global Asset Allocation Fund          $100,000 on the first $100 million or minimum;
                                         0.0700% over $100 million to $500 million;
                                         0.0650% over $500 million to $1 billion;
                                         0.0600% over $1 billion to $5 billion;
                                         0.0550% over $5 billion to $8 billion;
                                         0.0400% over $8 billion to $10 billion; and
                                         0.0300% over $10 billion.

   International Fund                    $87,000 on the first $100 million or minimum;
                                         0.0600% over $100 million to $5 billion;
                                         0.0550% over $5 billion to $8 billion;
                                         0.0400% over $8 billion to $10 billion; and
                                         0.0300% over $10 billion.


CODE OF ETHICS


The Trust, DMC and the sub-advisers have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of DMC and the sub-advisers who regularly have access to information about securities purchase for the funds, to invest in securities for their own accounts. This could include securities that may be purchased by funds. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Trust's Code of Ethics requires reporting to the board of trustees on compliance violations.


DESCRIPTION OF SHARES


The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust's Certificate of Trust is on file with the Secretary of State of Delaware. The Trust's Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of eleven funds organized as separate series of shares. The Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.


Each fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee. The Trust's 12b-1 plan allows each fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the Service Class is discussed in the "Rule 12b-1 Plan" section of this SAI.

Each fund's shares (all classes) have no subscriptive or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the

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respective funds, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of that fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for Funds having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual funds.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.


Each fund sells its shares of beneficial interest to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, Variable Contracts). These Insurance Companies include (1) The Lincoln National Life Insurance Company ("Lincoln Life"), at 1300 South Clinton Street, Fort Wayne, IN 46802, and, (2) except for the Managed Fund and the Special Opportunities Fund, Lincoln Life & Annuity Company of New York (LNY), at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

LNY owns 5% or more of the Service Class of the Money Market Fund and the Capital Appreciation Fund. Lincoln Life owns more than 25% of each fund. As the principal shareholder of each fund, Lincoln Life may be deemed to be a "control person," as that term is defined under the 1940 Act. Lincoln Life is an Indiana corporation and is a wholly owned subsidiary of Lincoln National Corporation.


As stated in the prospectuses for the relevant Variable Contracts, Lincoln Life and LNY provide to contract owners of the Variable Contracts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life and LNY will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life or LNY for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result, Lincoln Life or LNY determined it is permitted to vote fund shares in its own right, it may elect to do so.

RULE 12b-1 PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of each fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable Contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes each fund to pay to Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of such Fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%. The Plan Fee may be adjusted by the Trust's board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

No "interested person" or independent trustee of a fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each fund and contract owners of the Service Class of each fund. Each year, the Trustees must make this determination for the Plan to be continued.


For the fiscal year ended December 31, 2003, the total amount of distribution related expenses paid by the Service Class shares of the funds was approximately $37,500. For the fiscal year ended December 31, 2003, the distribution related expenses paid by the Service Class under the Plan were used for compensation to broker-dealers and sales personnel and for printing and mailing of prospectuses to other than current shareholders.


VALUATION OF PORTFOLIO SECURITIES

A fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The value of a fund's investments is determined as follows.

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.

PURCHASE AND REDEMPTION INFORMATION

Shares of a fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed only through variable annuity contracts or variable life contracts offered by Lincoln Life. The offering price of each fund's shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

CUSTODIAN AND TRANSFER AGENT

All securities, cash and other similar assets of the funds are currently held in custody by Mellon Bank, N.A., 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103.

The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the funds proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for each fund.

INDEPENDENT AUDITORS


The board of trustees has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2003 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.


FINANCIAL STATEMENTS


The audited financial statements and the reports of Ernst & Young LLP, independent auditors for the funds, are incorporated by reference to each fund's 2003 annual report. We will provide a copy of each fund's annual report on request and without charge. Either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call:
1-800-4LINCOLN (454-6265).


TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

Each fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by a fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a fund to qualify as a regulated investment company would also subject a fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since the only shareholders of the funds will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

                                   APPENDIX A


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;

Prime 2 -- Higher Quality;

Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 This designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

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                                   APPENDIX B

                           DELAWARE MANAGEMENT COMPANY

The Fund has formally delegated to its investment adviser, Delaware Management Company (the "Adviser"), the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Adviser's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

Because the Fund has delegated proxy voting to the Adviser, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

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                     FIDELITY MANAGEMENT & RESEARCH COMPANY

The following Proxy Voting Guidelines were established by the Fidelity Board of Trustees of the funds, after consultation with Fidelity Management & Research Company (FMR), the subadviser to the Equity-Income Fund. (The guidelines are reviewed periodically by FMR and by the non-interested Trustees of the Fidelity funds, and, accordingly, are subject to change.)

I.     General Principles

       A. Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals.

       B. Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.

       C. Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Committee on Operations or its designee.

II. Portfolio shares should generally be voted against anti-takeover proposals, including:

       A. Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.

       B. Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

       C.   Authorization of "Blank Check" Preferred Stock.

       D.   Golden Parachutes:

            1. Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

            2.   Compensation contracts for outside directors.

            3. Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.

            4. Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.

       E.   Supermajority Provisions.

       F.   Poison Pills:

            1. Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.

            2. FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.

            3. FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

            4. Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

            5. If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.

       G. Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).

       H.   Transfer of authority from shareholders to directors.

       I. Reincorporation in another state (when accompanied by anti-takeover provisions).

III.   Stock Option Plans

       A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:

            1. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

            2. The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

            3. The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan,
                 (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.

            4. The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.

            5. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:

                 a. They are granted by a compensation committee composed entirely of independent directors.

                 b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

            6. The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:

                 a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

                 b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and

                 c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

            7. Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.

            8. For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

       B. FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

       C. Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

            1. Whether the repricing proposal excludes senior management and directors;

            2. Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;

            3. Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;

            4. The company's relative performance compared to other companies within the relevant industry or industries;

            5. Economic and other conditions affecting the relevant industry or industries in which the company competes and;

            6. Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:

       A. The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

       B. The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.

       C. The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.

       D. The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.

       E. However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:

            1. They are granted by a compensation committee composed entirely of independent directors.

            2. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

       F. For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.

V.     Other Stock-Related Plans should be evaluated on a case-by-case basis:

       A. Omnibus Stock Plans -- vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.

       B. Employee Stock Purchase Plans -- vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

       C. Stock Awards (other than stock options and RSAs) -- generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

VI.    Unusual Increases in Common Stock:

       A. An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.

       B. Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority). (If the result is greater than 3, Portfolio shares should be voted against.)

VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.

VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.

IX. Greenmail -- Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.

X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.

       A. Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.

XV.    Avoidance of Potential Conflicts of Interest

       Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.

       FMR applies the following policies and follows the procedures set forth below:

       A. FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.

       B. The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.

       C. The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp. is authorized to take a final decision.

       D. When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.

XVI.   Executive Compensation

       FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as:
       (i) whether the company has an independent compensation committee; and
       (ii) whether the compensation committee has authority to engage independent compensation consultants.

                          JANUS CAPITAL MANAGEMENT LLC

Janus Capital Management LLC ("Janus") votes proxies in the best interest of its shareholders. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

PROXY VOTING PROCEDURES

Janus has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus portfolio managers vote proxies on securities held by the portfolios Janus manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus' portfolio managers for input. Once agreed upon, the recommendations are implemented as the Janus Guidelines. Janus portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to the Chief Investment Officer (or the Director of Research) to vote the proxy.

Starting in August 2004, on an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus' website. The proxy voting record for any mutual funds which are subadvised by Janus may be obtained from that fund's adviser.

PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

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

BOARD OF DIRECTORS ISSUES

Janus will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus will generally vote in favor of proposals to increase the minimum number of independent directors. Janus will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

AUDITOR ISSUES

Janus will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

EXECUTIVE COMPENSATION ISSUES

Janus reviews executive compensation plans on a case by case basis. However, Janus will generally oppose proposed equity-based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus will also generally oppose proposals regarding the repricing of underwater options.

GENERAL CORPORATE ISSUES

Janus will generally vote in favor of proposals regarding supermajority voting rights. Janus will generally oppose proposals for different classes of stock with different voting rights. Janus will review anti-takeover measures on a case by case basis. Janus will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

SHAREHOLDER PROPOSALS

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus will generally vote pursuant to that Janus Guideline. Otherwise, Janus will generally oppose the shareholder proposal.

                      DELAWARE INTERNATIONAL ADVISERS, LTD.

Delaware Management Company, Delaware Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust, and together, the "Adviser") will vote proxies on behalf of clients pursuant to their Proxy Voting Policies and Procedures (the "Procedures"). The Adviser has established a Proxy Voting Committee (the "Committee") that is responsible for overseeing the Adviser's proxy voting process for its clients. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of clients.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of its clients and vote proxies generally in accordance with the Procedures. After a proxy has been voted for a client, ISS will create a rccord of the vote that will be available to clients as requested. The Committee is responsible for overseeing ISS' proxy voting activities.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management's position when it tuns counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Adviser will also vote against management's recommendation when it believes that such position is not in the best interests of its clients.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of clients. Some examples of the Guidelines are as follows:
(i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajoriry shareholdcr vote; (iii) generally vote for debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved; (iv) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior voting rights; (vi) generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products; and (x) generally vote for proposals asking for a report on the feasibility of labeling products containing genetically modified ingredients.

The Adviser also has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of clients are voted by ISS in accordance with the Procedures. Because almost all proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS' recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of clients. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of clients.

For a complete copy of Delaware's Proxy Faring Policies and Procedures or information on how Delaware voted proxies for client securities, please contact us by phone (215.255.2300), email (DIA@delinvest.com) or regular mail (2005 Market Street, Philadelphia, PA 19103).

                         T. ROWE PRICE ASSOCIATES, INC.

As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee is composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent research provided by third parties, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the fund's portfolio manager is responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews
T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with ISS positions -- T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans.
T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                   UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

The proxy voting policy of UBS Global Asset Management ("UBS Global AM") is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM's proxy voting policy.

When UBS Global AM's view of a company's management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM's view is that changes to the management structure would probably increase shareholder value,

UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

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PART C - OTHER INFORMATION

Item 23 - Exhibits:
(a) Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(b) By-Laws of Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File
          No. 33-70742) filed on April 4, 2003.

(c) 1. By-Laws of Lincoln Variable Insurance Products Trust Articles II, VII and VIII filed herein as Exhibit 23(b) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

    2. Agreement and Declaration of Trust of Lincoln Variable Insurance Products Trust, Articles III, V, and VI incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(d) 1. Investment Management Agreement between the LVIPT and Delaware Management Company dated January 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

    2. Sub-Advisory Agreement between Delaware Management Company and T. Rowe Price Associates, Inc. dated January 1, 2004 (Aggressive Growth Fund) filed herein as Exhibit 23(d)(2).

    3. Sub-Investment Management Agreement between Delaware Management Company and Janus Capital Management LLC dated April 30, 2003 (Capital Appreciation Fund) filed herein as Exhibit 23(d)(3).

    4. a. Sub-Advisory Agreement between Delaware Management Company and Fidelity Management & Research Company (Equity-Income Fund) dated April 30, 2003 filed herein as Exhibit 23(d)(4)(a).

       b. Sub-Subadvisory Agreement dated May 1, 2001 between FMR Co., Inc. and Fidelity Management & Research Company (Equity-Income Fund) incorporated herein by reference to Post-Effective
          Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

    5. Sub-Advisory Agreement between Delaware Management Company and UBS Global Asset Management (Americas) Inc. dated January 1, 2004 (Global Asset Allocation Fund) filed herein as Exhibit 23(d)(5).

    6. a. Sub-Advisory Agreement between Lincoln Investment Management, Inc. and Delaware International Advisers Limited dated May 1, 1998 (International Fund) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on
          January 15, 2003.

       b. Assumption Agreement -- Investment Subadvisory Agreement dated December 31, 2000 between Lincoln Investment Management, Inc. and Delaware Lincoln Investment Advisers (International Fund) incorporated herein by reference to Post-Effective Amendment No. 12
          (File No. 33-70742) filed on January 15, 2003.

       c. Inter-Series Transfer Agreement -- Investment Sub-Advisory Agreement between Delaware Lincoln Investment Advisers and Delaware Management Company (International Fund) effective May 1, 2002 incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

(e)       N/A

(f)       N/A


(g)       Custody Agreement by and between Lincoln Variable Insurance
          Products Trust and Mellon Bank, N.A. dated April 30, 2003 filed herein as Exhibit 23(g).

(h) 1. a. Services Agreement dated August 15, 1996 between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

       b. Amendment effective March 1, 1999 to the Services Agreement dated August 15, 1996 between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

       c. Amendment dated January 1, 2001 to Services Agreement dated August 15, 1996 between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

       d. Assignment and Assumption Agreement effective April 30, 2003 between Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc. and Lincoln Variable Insurance Products Trust filed herein as Exhibit 23(h)(1)(d).

    2. Form of Trademark License Agreement between Lincoln National Corporation and Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 33-70742) filed on January 15, 2003.

    3. a. Fund Participation Agreement between The Lincoln National
          Life Insurance Company and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

       b. Amendment effective May 1, 2003 to Fund Participation Agreement between the Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust filed herein as Exhibit 23(h)(3)(b).

    4. Fund Participation Agreement between Lincoln Life & Annuity Company of New York and Lincoln Variable Insurance Products Trust dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

    5. Service Agreement between Delaware Management Company and The Lincoln National Life Insurance Company effective May 1, 2003 filed herein as
          Exhibit 23(h)(5).

    6. Form of Service Agreement between Delaware Management Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

   7.     Administration Agreement between Lincoln Variable Insurance
          Products Trust and The Lincoln National Life Insurance Company dated May 1, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(i) Opinion of Counsel dated April 4, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(j)       Consent of Ernst & Young LLP, Independent Auditors, filed herein as
          Exhibit 23(j).

(k)       N/A

(l)       N/A

(m) 1.(a) Service Class Distribution and Service Plan dated January 1, 2004 filed herein as Exhibit 23(m)(1)(a).

      (b) Distribution Agreement between Lincoln Variable Insurance Products Trust and The Lincoln National Life Insurance Company dated January 1, 2004 filed herein as Exhibit 23(m)(1)(b).

      (c) Distribution Agreement between Lincoln Variable Insurance Products Trust and Lincoln Life & Annuity Company of New York dated January 1, 2004 filed herein as Exhibit 23(m)(1)(c).


(n) Multiple Class Plan dated February 24, 2003 incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 33-70742) filed on April 4, 2003.

(o)       N/A

(p) 1. Code of Ethics for Lincoln Variable Insurance Products Trust dated February 23, 2004 filed herein as Exhibit 23(p)(1).

    2. Delaware Investments Code of Ethics dated March 1, 2004 filed herein as Exhibit 23(p)(2).

    3. Code of Ethics - T. Rowe Price Group, Inc. and Its Affiliates effective April 1, 2002 (Aggressive Growth) filed herein as Exhibit 23(p)(3).

    4.    Janus Ethics Rules dated February 5, 2004 (Capital Appreciation
          Fund) filed herein as Exhibit 23(p)(4).

    5. Fidelity Investments Code of Ethics for Personal Investing effective February 2004 (Equity-Income Fund) filed herein as Exhibit 23(p)(5).

    6. UBS Global Asset Management - Americas Code of Ethics (Global Asset Allocation Fund) effective March 1, 2004 filed herein as Exhibit 23(p)(6).

    7. Code of Ethics for Delaware International Advisers Ltd. dated March 1, 2004 filed herein as Exhibit 23(p)(7).

(q)       Power of Attorney effective March 30, 2004 filed herein as
          Exhibit 23(q).

(r) Organizational Chart of Lincoln National Insurance Holding Company System dated January 29, 2004 filed herein as Exhibit 23(r).

Item 24.  Persons Controlled by or Under Common Control with Registrant

      See "Management of the Funds" and "Purchase and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the Statement of Additional Information Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the shareholders of the Trust are The Lincoln National Life Insurance Company for its Variable Annuity Accounts, C,L,N,Q,T and W; for its Flexible Premium Variable Life Accounts D,G,K,M,R and S; and for its Separate Accounts 33 and 53; and Lincoln Life & Annuity Company of
      New York for its Variable Annuity Account L and N; and for its Flexible Premium Variable Life Account M, R and S.

      No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23(r) to this Registration Statement.

Item 25.  Indemnification

      As permitted by Section 17(h) and 17(i) of the Investment Company Act of 1940 and pursuant to Article VI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (1933 Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

      The Registrant will purchase an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

      Section 9 of the Investment Management Agreement (Exhibit (d)1. to the Registration Statement) limits the liability of Delaware Management Company (DMC) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by DMC of its respective obligations and duties under the agreement.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.  Business and Other Connections of Investment Adviser

      Information pertaining to any business and other connections of Registrant's investment adviser, Delaware Management Company (DMC), is hereby incorporated by reference from the section captioned "Management of the Funds" in the General Prospectus Disclosure forming Part A of this Registration Statement, the section captioned
      "Investment Adviser and Sub-Advisers" in the Statement of Additional Information (SAI) Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business
      Trust's (DMBT's) Form ADV filed separately with the Securities and Exchange Commission. Information pertaining to any business and other connections of Registrant's sub-advisers, T. Rowe Price Associates, Inc. (T. Rowe Price), Delaware International Advisers Ltd. (DIAL), Janus Capital Management LLC (Janus), Fidelity Management & Research Co.
      (FMR) and UBS Global Asset Management (Americas) Inc. (UBS) are incorporated by reference from the section captioned "Management of the Funds" of the General Prospectus Disclosure forming Part A of this Registration Statement and the section of the SAI Disclosure captioned "Investment Adviser and "Sub-Advisers " forming Part B of this Registration Statement and Item 7 of Part II of the Form ADV of T. Rowe Price, DIAL, Janus, FMR and UBS filed separately with the Securities and Exchange Commission.

      The other businesses, profession, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DMC, T. Rowe Price, DIAL, Janus, FMR and UBS are hereby incorporated by reference respectively, from Schedules A and D of DMBT's Form ADV and from Schedules A and D of the Form ADV of T. Rowe Price, DIAL, Janus, FMR and UBS.

Item 27.  Principal Underwriters

              Not applicable.

Item 28.  Location of Accounts and Records
          All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802; the investment adviser, Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 and sub-advisers T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202; Janus Capital Management LLC,
          100 Fillmore Street Denver, Colorado 80206; Fidelity
          Management & Research Co, 82 Devonshire Street, Boston, MA 02109;
          UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606; Delaware International Advisers Ltd.,
          80 Cheapside, London, England EC2V6EE and the Trust's custodian, Mellon Bank, N.A., 1735 Market Street, Suite #1735, Philadelphia, Pennsylvania 19103. Also, accounts, books, and other documents are maintained by Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103 pursuant to an accounting services agreement with the Trust.

Item 29.  Management Services

              Not applicable.

Item 30.  Undertakings

              Not applicable.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Fort Wayne, and State of Indiana on this 7th day of April, 2004.

                                   LINCOLN VARIABLE INSURANCE PRODUCTS TRUST


                                   By:   /s/ Kelly D. Clevenger
                                      ------------------------------------------
                                         Kelly D. Clevenger
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on April 7, 2004.

SIGNATURE                                 TITLE
---------                                 -----
     /s/ Kelly D. Clevenger               Chairman of the Board, President and Trustee
------------------------------------      (Principal Executive Officer)
Kelly D. Clevenger


*    /s/ Sheryl L. Sturgill               Chief Accounting Officer
------------------------------------      (Principal Accounting Officer and
Sheryl L. Sturgill                        Principal Financial Officer)


*    /s/ John B. Borsch, Jr.              Trustee
------------------------------------
John B. Borsch, Jr.


*    /s/ Janet Chrzan                     Trustee
------------------------------------
Janet Chrzan


*    /s/ Nancy L. Frisby                  Trustee
------------------------------------
Nancy L. Frisby


*    /s/ Kenneth G. Stella                Trustee
------------------------------------
Kenneth G. Stella


*By  /s/ Rise C. M. Taylor
------------------------------------
Rise C. M. Taylor, Attorney-in-Fact

EXHIBIT INDEX

23(d)(2)      Sub-Advisory Agreement - T. Rowe Price
23(d)(3)      Sub-Investment Management Agreement - Janus
23(d)(4)(a)   Sub-Advisory Agreement - Fidelity
23(d)(5)      Sub-Advisory Agreement - UBS
23(g)         Custody Agreement
23(h)(1)(d)   Assignment and Assumption Agreement
23(h)(3)(b)   Amendment to Fund Participation Agreement
23(h)(5)      Service Agreement
23(j)         E&Y Consent
23(m)(1)(a)   Service Class Distribution and Service Plan
23(m)(1)(b)   Distribution Agreement - LNL
23(m)(1)(c)   Distribution Agreement - LNY
23(p)(1)      Code of Ethics - LVIPT
23(p)(2)      Code of Ethics - DMC
23(p)(3)      Code of Ethics - T. Rowe Price
23(p)(4)      Code of Ethics - Janus
23(p)(5)      Code of Ethics - Fidelity
23(p)(6)      Code of Ethics - UBS
23(p)(7)      Code of Ethics - DIAL
23(q)         Power of Attorney
23(r)         Organizational Chart